UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-835-4531

Date of fiscal year end: June 30, 2014

Date of reporting period: June 30, 2014

Item 1.	Reports to Stockholders.

June 30, 2014

ANNUAL REPORT

New Covenant Funds

† New Covenant Growth Fund

† New Covenant Income Fund

† New Covenant Balanced Growth Fund

† New Covenant Balanced Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2014

New Covenant Growth Fund

I. Objective:

The New Covenant Growth Fund (the ‘‘Fund’’) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (‘‘SIMC’’). The Fund utilized the following sub-advisers as of June 30, 2014: Sustainable Growth Advisers, LP (‘‘SGA’’); Parametric Portfolio Associates; Brandywine Global Investment Management, LLC; and Waddell & Reed Investment Management Comapany. Tocqueville Asset Management, LP; WestEnd Advisors, LLC and Baillie Gifford Overseas Limited were terminated from the Fund during the period.

III. Market Commentary:

Growth stocks outperformed value stocks for the period, and large companies outperformed small. This performance occurred during an environment in which the Federal Reserve actually started tapering its multi-year stimulus program in late 2013. Belief in an improving economy led to expanding equity multiples and continued outperformance of U.S. stocks over their non-U.S. counterparts. Interest rates within the U.S. started rising in June, which led to defensive, interest rate-sensitive stocks strongly lagging more pro-cyclical areas. The first two quarters of 2014 have been largely characterized by falling real interest rates (interest rates minus the rate of inflation, which tend to be correlated to economic growth) and a surprising decline in the U.S. economy during the first three months of the year. Both of these dynamics helped defensive areas of the market. This notwithstanding, belief in a favorable outlook for the U.S. economy has persisted, which has also helped fuel the returns of deeper cyclical sectors. The best performing sectors over the full 12-month period were industrials, health care, energy and materials, while traditional defensives such as consumer staples and telecommunications were among the worst performers.

IV. Return vs. Benchmark:

For the year ended June 30, 2014, the Fund returned 24.18%, while the Russell 1000 Index returned 25.35%.

V. Fund Attribution:

The Fund underperformed slightly during the period. Performance was mainly driven by allocation effects. Underweights to the more defensive telecommunications and utilities sectors added value, as did an overweight to materials. An overweight to consumer discretionary was the largest allocation-related detractor. Stock selection was best within materials and industrials, and most challenged in consumer discretionary and staples. Brandywine added the most value for the period, while SGA was the largest detractor.

New Covenant Growth Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Growth Fund	24.18%	13.24%	16.15%	6.51%	5.98%
Russell 1000 Index	25.35%	16.63%	19.25%	8.19%	9.74%
MSCI All Country World ex-U.S. Index	21.75%	5.73%	11.11%	7.75%	5.41%
Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index	24.65%	14.42%	17.63%	8.16%	8.97%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund, versus the Russell 1000 Index, MSCI All Country World ex-U.S. Index and Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index.

[1]

For the years ended June 30, 2014. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 80/20 Blended Benchmark, which consists of the Russell 1000 Index and the MSCI All Country World ex-U.S. Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2014	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2014

New Covenant Income Fund

I. Objective:

The investment objective of the New Covenant Income Fund (the ‘‘Fund’’) is a high level of current income with preservation of capital.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation(‘‘SIMC’’). The Fund utilized the following sub-advisers as of June 30, 2014: Western Asset Management Company, Western Asset Management Company Limited and J.P. Morgan Investment Management Inc.

III. Market Commentary:

Early in the reporting period (mid-2013), global geopolitical concerns, along with comments from the Federal Reserve (Fed) about tapering its accommodative policies, led to increased market uncertainty and volatility. The Fed surprised the market in September 2013 by choosing not to taper its asset purchases, stating that financial conditions were not strong enough to justify tapering. Several months later, in mid-December, the Fed announced it would begin reducing its $85 billion monthly bond purchases by $10 billion per month, while restating its commitment to keeping interest rates low. Since that time, the Fed has continued to taper its bond-buying program, citing sufficient strength in the economy. With this as a backdrop, Treasury yields rose dramatically across the curve in the first half of the period, before recovering in the second half of the period amid slower economic growth and instability in the Middle East and Ukraine. For the year, five-year Treasury yields rose the most (23 basis points), while thirty-year bond yields actually fell by roughly 14 basis points. The five-year Treasury Inflation-Protected Securities (TIPS) breakeven inflation rate, which is the difference in yield between nominal Treasurys and TIPS of similar maturities, widened by almost 30 basis points to 2.1%. As a result, TIPS outperformed their nominal Treasury counterparts.

For the 12 months ending June 30, 2014, the non-Treasury sectors of the U.S. fixed-income market rallied, as investors seemed to view the Federal Reserve’s policy decisions as a sign of improving economic conditions. Despite record corporate issuance, corporate bond spreads (the difference between corporate bond and Treasury yields) tightened to post-crisis lows, due to low broker-dealer inventories, improving corporate earnings and strong investor demand. Spreads on bank debt also tightened, thanks in part to regulations implemented by the FDIC that were a bit more accommodating than expected, allowing banks to continue improving their capital ratios and asset quality, a trend that should be positive for bondholders. Event risk remained elevated among industrial issuers in our view, as share buybacks and dividend payments (equity-friendly actions financed with debt) continued, and merger-and-acquisition activity picked up. Within non-corporate sub-sectors, sovereigns, foreign agencies and taxable municipals recovered from the selling that took place in mid-2013. Among securitized sectors, commercial mortgage-backed securities (CMBS) benefited from improving fundamentals, as property values increased, and defaults and delinquencies declined. Spreads tightened within agency MBS, as that asset class benefited from continued Fed purchases. Non-agency MBS continued to be supported by attractive risk-adjusted yields relative to other sectors, favorable supply and demand, and improving fundamentals.

IV. Return vs. Benchmark:

The Fund returned 3.31% for the year ended June 30, 2014, compared to 3.48% for the benchmark, the Barclays U.S. Intermediate Aggregate Bond Index.

V. Fund Attribution:

The Fund’s short duration (J.P. Morgan) and yield-curve flattening (Western) positions added to performance, as intermediate interest rates rose and the yield curve flattened. The Fund’s allocation to non-agency MBS (J.P. Morgan, Western) was a big contributor, as the sector continued to be supported by improving housing fundamentals, strong market conditions and still-attractive valuations. The Fund’s overweight exposure to agency MBS (J.P. Morgan, Western) added to performance, as yield spreads narrowed in the sector thanks to continued Fed purchases and lower overall interest-rate volatility. The Fund’s overweight to financials, particularly bank bonds, also added to relative return, as regulatory reform served to improve banks’ financial health.

2	New Covenant Funds / Annual Report / June 30, 2014

New Covenant Income Fund

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Income Fund	3.31%	2.71%	4.71%	2.81%	2.78%
Barclays U.S. Intermediate Aggregate Bond Index	3.48%	2.86%	4.23%	4.57%	6.51%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund, versus the Barclays U.S. Intermediate Aggregate Bond Index

[1]

For the years ended June 30, 2014. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

New Covenant Funds / Annual Report / June 30, 2014	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2014

New Covenant Balanced Growth Fund

I. Objective:

The New Covenant Balanced Growth Fund (the ‘‘Fund’’) seeks to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Investments in Underlying New Covenant Funds:

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (‘‘SIMC’’), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the ‘‘Growth Fund’’) and the New Covenant Income Fund (the ‘‘Income Fund), with a majority of its assets generally invested in shares of the Growth Fund. Between 45% and 75% of the Fund’s net assets (with a ‘‘neutral’’ position of approximately 60% of the Fund’s net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Market Commentary:

In equity markets, growth stocks outperformed value stocks for the period, and large companies outperformed small. This performance occurred during an environment in which the Federal Reserve actually started tapering its multi-year stimulus program in late 2013. Belief in an improving economy led to expanding equity multiples and continued outperformance of U.S. stocks over their non-U.S. counterparts. Interest rates within the U.S. started rising in June, which led to defensive, interest rate-sensitive stocks strongly lagging more pro-cyclical areas. The first two quarters of 2014 have been largely characterized by falling real interest rates (interest rates minus the rate of inflation, which tend to be correlated to economic growth) and a surprising decline in the U.S. economy during the first three months of the year. Both of these dynamics helped defensive areas of the market. This notwithstanding, belief in a favorable outlook for the U.S. economy has persisted, which has also helped fuel the returns of deeper cyclical sectors. The best performing sectors over the full 12-month period were industrials, health care, energy and materials, while traditional defensives such as consumer staples and telecommunications were among the worst performers.

Within fixed-income markets, non-Treasurys generally outperformed duration-neutral Treasurys, thanks to global central banks’ accommodative policies. In 2012, the European Central Bank launched two rounds of long-term refinancing operations, which helped alleviate short-term funding pressure in the eurozone. In the U.S., the Federal Reserve (Fed) started a third quantitative-easing program (QE3) to purchase $85 billion of agency mortgage-backed and long-term Treasury securities every month. In addition, economic and corporate fundamentals continued to improve, while inflation in the U.S. remained benign. The housing market experienced a strong recovery, with the S&P/Case-Shiller home-price index up double digits from a year ago. The non-agency mortgage-backed securities (MBS) market saw strong price appreciation over the year, helped by improving credit fundamentals and attractive valuations. Corporations, especially financial companies, have much stronger balance sheets and solid earnings after a few years of de-leveraging. Primary issuance was robust and has been met with strong demand from investors. However, the market turned a corner at the beginning of May 2013, as fear of the Fed tapering QE3 caused interest rates to surge and triggered a broad market selloff. The 10-year Treasury yield rose by 82 basis points and the 30-year Treasury yield increased by 62 basis points from the beginning of May to the end of June. Credit spreads widened across sectors, and fixed-income funds witnessed the largest cash outflow since the beginning of the year. Liquidity suffered, and dealer balance sheets were constrained by new financial regulations. Agency MBS were hit especially hard, as the sharp rise in Treasury yields resulted in significant extension risk and the QE3 uncertainty caused selling from real-estate investment trusts and overseas investors.

IV. Return vs. Benchmark

The Fund returned 15.30% for the year ended June 30, 2014, compared to 16.26% for the benchmark, a 60%/40% blend, respectively, of the Russell 1000 Index and Barclays U.S. Intermediate Aggregate Bond Index.

V. Fund Attribution:

The Fund underperformed its blended benchmark over the one year ending June 30. The Growth Fund drove outperformance in the first quarter of the Fund’s fiscal year, but dragged on performance in the subsequent three quarters. The Income Fund contributed positively

4	New Covenant Funds / Annual Report / June 30, 2014

during the last three quarters of the Fund’s fiscal year, but the impact was overcome by expenses, a small drag from cash holdings, and the Fund’s larger strategic weight in the Growth Fund. Both of the underlying Funds underperformed their benchmarks after fees over the full year. The Growth Fund returned 24.18%, while its benchmark, the Russell 1000 Index, returned 25.35%. The Income Fund returned 3.31%, while its benchmark, the Barclays Intermediate Aggregate Bond Index, returned 3.48%. Within the Growth Fund, performance was mainly driven by allocation effects. Underweights to the more defensive telecommunications and utilities sectors added value, as did an overweight to materials. An overweight to consumer discretionary was the largest allocation-related detractor. Stock selection was best within materials and industrials, and most challenged in consumer discretionary and staples. Within the Income Fund, the Fund’s short-duration and yield-curve flattening positions added to performance, as intermediate interest rates rose and the yield curve flattened. The Fund’s allocation to non-agency MBS was a big contributor, as the sector continued to be supported by improving housing fundamentals, strong market conditions and still-attractive valuations. The Fund’s overweight exposure to agency MBS added to performance, as yield spreads narrowed in the sector thanks to continued Fed purchases and lower overall interest-rate volatility. The Fund’s overweight to financials, particularly bank bonds, also added to relative return, as regulatory reform served to improve banks’ financial health.

New Covenant Balanced Growth Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Balanced Growth Fund	15.30%	8.91%	11.55%	5.16%	5.12%
Russell 1000 Index	25.35%	16.63%	19.25%	8.19%	10.34%
Barclays U.S. Intermediate Aggregate Bond Index	3.48%	2.86%	4.23%	4.57%	6.53%
Blended 60% Russell 1000 Index/40% Barclays U.S. Intermediate Aggregate Bond Index	16.26%	11.14%	13.28%	7.03%	9.09%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Growth Fund, versus the Russell 1000 Index, Barclays U.S. Intermediate Aggregate Bond Index and Blended 60% Russell 1000 Index/40% Barclays U.S. Intermediate Aggregate Bond Index.

[1]

For the years ended June 30, 2014. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/40 Blended Benchmark, which consists of the Russell 1000 Index and the Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2014	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

NEW COVENANT FUNDS — JUNE 30, 2014

New Covenant Balanced Income Fund

I. Objective:

The New Covenant Balanced Income Fund (the ‘‘Fund’’) seeks to produce current income and long-term growth of capital.

II. Investment in Underlying New Covenant Funds:

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (‘‘SIMC’’), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the ‘‘Growth Fund’’) and the New Covenant Income Fund (the ‘‘Income Fund), with a majority of its assets generally invested in shares of the Income Fund. Between 50% and 75% of the Fund’s net assets (with a neutral position of approximately 65%) are invested in shares of the Income Fund, with the balance of its nets assets invested in shares of the Growth Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Market Commentary:

Within fixed-income markets, non-Treasurys generally outperformed duration-neutral Treasurys, thanks to global central banks’ accommodative policies. In 2012, the European Central Bank launched two rounds of long-term refinancing operations, which helped alleviate short-term funding pressure in the eurozone. In the U.S., the Federal Reserve (Fed) started a third quantitative-easing program (QE3) to purchase $85 billion of agency mortgage-backed and long-term Treasury securities every month. In addition, economic and corporate fundamentals continued to improve, while inflation in the U.S. remained benign. The housing market experienced a strong recovery, with the S&P/Case-Shiller home-price index up double digits from a year ago. The non-agency mortgage-backed securities (MBS) market saw strong price appreciation over the year, helped by improving credit fundamentals and attractive valuations. Corporations, especially financial companies, have much stronger balance sheets and solid earnings after a few years of de-leveraging. Primary issuance was robust and has been met with strong demand from investors. However, the market turned a corner at the beginning of May 2013, as fear of the Fed tapering QE3 caused interest rates to surge and triggered a broad market selloff. The 10-year Treasury yield rose by 82 basis points and the 30-year Treasury yield increased by 62 basis points from the beginning of May to the end of June. Credit spreads widened across sectors, and fixed-income funds witnessed the largest cash outflow since the beginning of the year. Liquidity suffered, and dealer balance sheets were constrained by new financial regulations. Agency MBS were hit especially hard, as the sharp rise in Treasury yields resulted in significant extension risk and the QE3 uncertainty caused selling from real-estate investment trusts and overseas investors. In equity markets, growth stocks outperformed value stocks for the period, and large companies outperformed small. This performance occurred during an environment in which the Federal Reserve actually started tapering its multi-year stimulus program in late 2013. Belief in an improving economy led to expanding equity multiples and continued outperformance of U.S. stocks over their non-U.S. counterparts. Interest rates within the U.S. started rising in June, which led to defensive, interest rate-sensitive stocks strongly lagging more pro-cyclical areas. The first two quarters of 2014 have been largely characterized by falling real interest rates (interest rates minus the rate of inflation, which tend to be correlated to economic growth) and a surprising decline in the U.S. economy during the first three months of the year. Both of these dynamics helped defensive areas of the market. This notwithstanding, belief in a favorable outlook for the U.S. economy has persisted, which has also helped fuel the returns of deeper cyclical sectors. The best performing sectors over the full 12-month period were industrials, health care, energy and materials, while traditional defensives such as consumer staples and telecommunications were among the worst performers.

IV. Return vs. Benchmark:

The Fund returned 10.01% for the year ended June 30, 2014, compared to 10.81% for the secondary benchmark, a 65%/35% blend, respectively, of the Barclays U.S. Intermediate Aggregate Bond Index and Russell 1000 Index.

V. Fund Attribution:

The Fund underperformed its blended benchmark over the one year ending June 30. The Growth Fund drove outperformance in the first quarter of the Fund’s fiscal year, but dragged on performance in the subsequent three quarters. The Income Fund contributed positively during the last three quarters of the Fund’s fiscal year, but the impact

6	New Covenant Funds / Annual Report / June 30, 2014

was overcome by expenses, a small drag from cash holdings, and the Fund’s allocation to the Growth Fund. Both of the underlying Funds underperformed their benchmarks after fees over the full year. The Income Fund returned 3.31%, while its benchmark, the Barclays Intermediate Aggregate Bond Index, returned 3.48%. The Growth Fund returned 24.18%, while its benchmark, the Russell 1000 Index, returned 25.35%. Within the Income Fund, the Fund’s short-duration and yield-curve flattening positions added to performance, as intermediate interest rates rose and the yield curve flattened. The Fund’s allocation to non-agency MBS was a big contributor, as the sector continued to be supported by improving housing fundamentals, strong market conditions and still-attractive valuations. The Fund’s overweight exposure to agency MBS added to performance, as yield spreads narrowed in the sector thanks to continued Fed purchases and lower overall interest-rate volatility. The Fund’s overweight to financials, particularly bank bonds, also added to relative return, as regulatory reform served to improve banks’ financial health. Within the Growth Fund, performance was mainly driven by allocation effects. Underweights to the more defensive telecommunications and utilities sectors added value, as did an overweight to materials. An overweight to consumer discretionary was the largest allocation-related detractor. Stock selection was best within materials and industrials, and most challenged in consumer discretionary and staples.

New Covenant Balanced Income Fund

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund	10.01%	6.22%	8.57%	4.16%	4.01%
Russell 1000 Index	25.35%	16.63%	19.25%	8.19%	9.74%
Barclays U.S. Intermediate Aggregate Bond Index	3.48%	2.86%	4.23%	4.57%	6.31%
Blended 35% Russell 1000 Index/65% Barclays U.S. Intermediate Aggregate Bond Index	10.81%	7.69%	9.52%	6.10%	7.77%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Income Fund, versus the Russell 1000 Index, Barclays U.S. Intermediate Aggregate Bond Index and Blended 35% Russell 1000 Index/65% Barclays U.S. Intermediate Aggregate Bond Index.

[1]

For the years ended June 30, 2014. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 35/65 Blended Benchmark, which consists of the Russell 1000 Index and the Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds / Annual Report / June 30, 2014	7

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund

June 30, 2014

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.5%

Canada — 2.2%
Canadian Natural Resources	75,785	$3,479
Canadian Pacific Railway	31,863	5,771
Catamaran*	1,804	80
Thomson Reuters	3,958	144

		9,474

France — 1.0%
Sanofi ADR	75,249	4,001

Germany — 0.6%
SAP ADR	35,391	2,725

Hong Kong — 1.1%
China Mobile ADR	95,990	4,666

Ireland — 3.1%
Accenture, Cl A	1,420	115
Covidien	521	47
Eaton	2,465	190
Mallinckrodt*	65	6
Pentair	45,704	3,296
Perrigo	14,484	2,111
Seagate Technology	51,356	2,918
Shire ADR	18,969	4,467

		13,150

Israel — 0.4%
Check Point Software Technologies*	27,937	1,873

Japan — 1.6%
Toyota Motor ADR	56,407	6,750

Netherlands — 0.0%
Chicago Bridge & Iron	509	35
QIAGEN*	1,417	34

		69

Description	Shares	Market Value ($ Thousands)

Norway — 0.1%
Seadrill	4,420	$177

Sweden — 0.0%
Allied World Assurance Holdings	102	4

Switzerland — 0.4%
Novartis ADR	19,513	1,766

United Kingdom — 2.2%
Aon	39,702	3,577
BP ADR	107,146	5,652

		9,229

United States — 85.8%
Consumer Discretionary — 16.5%
Amazon.com*	13,588	4,413
Cablevision Systems, Cl A	5,421	96
CBS, Cl B	60,041	3,731
Charter Communications, Cl A*	9,078	1,438
Chipotle Mexican Grill, Cl A*	2,793	1,655
Comcast, Cl A	54,341	2,917
Delphi Automotive	26,453	1,819
Dillard’s, Cl A	18,819	2,194
DIRECTV*	23,551	2,002
Ford Motor	102,320	1,764
Gannett	313	10
General Motors	163,148	5,922
Gentex	172	5
Genuine Parts	256	23
Harley-Davidson	48,795	3,409
Harman International Industries	72	8
Hilton Worldwide Holdings*	3,198	75
Home Depot	27,451	2,223
Hyatt Hotels, Cl A*	47	3
Jarden*	2,799	166
Johnson Controls	606	30
L Brands	248	15
Lennar, Cl A	1,057	44
Liberty Interactive, Cl A*	1,140	34
Liberty Media*	249	34
Lowe’s	101,631	4,877
Macy’s	19	1
Marriott International, Cl A	4,311	276
Mattel	2,653	103
McDonald’s	2,429	245
McGraw Hill Financial	2,414	200
Michael Kors Holdings*	492	43
Mohawk Industries*	490	68
News*	1,689	30
NIKE, Cl B	3,851	299
Panera Bread, Cl A*	60	9
Polaris Industries	76	10
priceline.com*	60	72

8	New Covenant Funds / Annual Report / June 30, 2014

Description	Shares	Market Value ($ Thousands)
PulteGroup	443	$9
Ross Stores	363	24
Signet Jewelers	454	50
Starbucks	44,305	3,428
Starwood Hotels & Resorts Worldwide	44,166	3,569
Target	35,770	2,073
Tesla Motors*	534	128
Time Warner	1,084	76
Time Warner Cable	16,549	2,438
TJX	2,696	143
Tribune*	25,799	2,193
TripAdvisor*	6,000	652
Tupperware Brands	2,785	233
Twenty-First Century Fox	100,004	3,423
Twenty-First Century Fox, Cl A	5,700	200
Walt Disney	58,906	5,050
Wyndham Worldwide	3,292	249
Yum! Brands	78,854	6,403

		70,604

Consumer Staples — 5.5%
Archer-Daniels-Midland	3,910	172
Avon Products	13,860	202
Bunge	1,900	144
Campbell Soup	2,864	131
Church & Dwight	3,466	242
Clorox	2,741	251
Coca-Cola	7,544	320
Coca-Cola Enterprises	3,360	161
Colgate-Palmolive	71,546	4,878
ConAgra Foods	4,128	122
Costco Wholesale	17,518	2,017
Coty, Cl A	14,701	252
Dr. Pepper Snapple Group	2,621	153
Energizer Holdings	1,500	183
Estee Lauder, Cl A	3,658	272
Flowers Foods	5,820	123
General Mills	3,656	192
Hershey	1,759	171
Hillshire Brands	4,379	273
Hormel Foods	3,334	165
Ingredion	2,197	165
JM Smucker	1,311	140
Kellogg	2,537	167
Keurig Green Mountain	1,309	163
Kimberly-Clark	1,854	206
Kraft Foods Group	3,280	197
Kroger	5,511	272
McCormick	1,682	120
Mead Johnson Nutrition, Cl A	25,522	2,378
Mondelez International, Cl A	5,803	218
Monster Beverage*	2,325	165
Nu Skin Enterprises, Cl A	2,709	200
PepsiCo	4,205	376

Description	Shares	Market Value ($ Thousands)
Procter & Gamble	5,469	$430
Safeway	4,969	171
Sprouts Farmers Market*	5,804	190
Sysco	4,724	177
Tyson Foods, Cl A	5,401	203
Walgreen	2,793	207
Wal-Mart Stores	38,676	2,903
WhiteWave Foods, Cl A*	4,030	130
Whole Foods Market	88,986	3,438

		23,040

Energy — 8.1%
Anadarko Petroleum	2,042	223
Apache	36,363	3,659
Cabot Oil & Gas	44,380	1,515
Cameron International*	235	16
Chevron	27,086	3,536
ConocoPhillips	1,362	117
EOG Resources	2,434	284
Exxon Mobil	5,701	574
Halliburton	53,030	3,766
Hess	25,219	2,494
Kinder Morgan	853	31
Kosmos Energy*	15,744	177
MarkWest Energy Partners	26,009	1,862
Noble Energy	51,584	3,996
Occidental Petroleum	26,726	2,743
Phillips 66	47,234	3,799
Schlumberger	47,826	5,641
Spectra Energy	845	36
Ultra Petroleum*	1,421	42
Williams	764	44

		34,555

Financials — 17.1%
ACE	13,346	1,384
American Express	51,316	4,868
American International Group	81,153	4,429
American Tower, Cl A‡	2,665	240
Ameriprise Financial	295	35
Arch Capital Group*	558	32
Axis Capital Holdings	3,078	136
Bank of America	552,413	8,491
Bank of New York Mellon	1,615	60
BB&T	906	36
Berkshire Hathaway, Cl B*	40,615	5,140
BlackRock, Cl A	504	161
Blackstone Group LP	72,764	2,433
Boston Properties‡	97	11
Capital One Financial	2,466	204
Charles Schwab	7,975	215
Chubb	1,345	124
Citigroup	205,174	9,664
Crown Castle International‡	2,550	189
Discover Financial Services	435	27

New Covenant Funds / Annual Report / June 30, 2014	9

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund (Continued)

June 30, 2014

Description	Shares	Market Value ($ Thousands)
Equity Residential‡	2,092	$132
Erie Indemnity, Cl A	25	2
Everest Re Group	226	36
Fidelity National Financial, Cl A	247	8
Forest City Enterprises, Cl A*	179	4
General Growth Properties‡	246	6
Goldman Sachs Group	673	113
Hartford Financial Services Group	50,395	1,805
Hatteras Financial‡	95,538	1,892
HCP‡	2,081	86
JPMorgan Chase	128,581	7,409
KKR LP	76,400	1,859
Leucadia National	4,980	130
Lincoln National	44,253	2,276
Loews	544	24
Marsh & McLennan	713	37
MetLife	117,755	6,543
Morgan Stanley	5,222	169
Navient	686	12
Northern Trust	204	13
PartnerRe	316	35
Plum Creek Timber‡	149	7
PNC Financial Services Group	684	61
ProLogis‡	596	24
Prudential Financial	632	56
Santander Consumer USA Holdings	30,000	583
Simon Property Group‡	1,047	174
SLM	686	6
State Street	48,284	3,248
SunTrust Banks	39,686	1,590
Two Harbors Investment‡	156,665	1,642
US Bancorp	2,716	117
Vornado Realty Trust‡	1,113	119
Washington Prime Group‡*	524	10
Wells Fargo	83,424	4,385
White Mountains Insurance Group	41	25

		72,517

Health Care — 6.4%
Abbott Laboratories	1,908	78
AbbVie	1,789	101
Alexion Pharmaceuticals*	14,678	2,294
Amgen	25,770	3,050
Baxter International	881	64
Biogen Idec*	8,187	2,582
Bristol-Myers Squibb	58,196	2,823
Celgene*	1,040	89
Cerner*	65,352	3,371
DENTSPLY International	183	8
Eli Lilly	1,831	114
Express Scripts Holding*	2,785	193
Gilead Sciences*	1,908	158
HCA Holdings*	3,556	201
Intuitive Surgical*	44	18

Description	Shares	Market Value ($ Thousands)
Johnson & Johnson	2,724	$285
Medtronic	561	36
Merck	58,395	3,378
Mettler-Toledo International*	42	11
Mylan*	480	25
Pfizer	117,685	3,493
Regeneron Pharmaceuticals*	7,328	2,070
Thermo Fisher Scientific	1,016	120
UnitedHealth Group	1,054	86
WellPoint	24,878	2,677

		27,325

Industrials — 8.5%
ADT	195	7
American Airlines Group*	35,205	1,512
AMETEK	314	16
Armstrong World Industries*	462	27
Avis Budget Group*	2,511	150
Caterpillar	16,790	1,825
Cintas	551	35
CSX	1,434	44
Cummins	18,498	2,854
Danaher	2,292	181
Deere	1,846	167
Delta Air Lines	67,641	2,619
Dover	243	22
Emerson Electric	744	49
Fastenal	73,605	3,643
FedEx	224	34
Flowserve	32,281	2,400
Generac Holdings*	23,998	1,170
General Electric	157,892	4,149
HD Supply Holdings*	3,669	104
Hertz Global Holdings*	53,043	1,487
Honeywell International	2,483	231
IHS, Cl A*	64	8
Joy Global	34,317	2,113
Kansas City Southern	20,771	2,233
Masco	4,598	102
Nielsen Holdings	42,672	2,066
Norfolk Southern	429	44
PACCAR	497	31
Pall	38,725	3,307
Parker Hannifin	11,104	1,396
Precision Castparts	759	192
Republic Services, Cl A	692	26
Stanley Black & Decker	1,500	132
Towers Watson, Cl A	74	8
TransDigm Group	918	153
Triumph Group	119	8
Union Pacific	2,242	224
United Continental Holdings*	579	24
United Parcel Service, Cl B	2,448	251
United Technologies	2,323	268

10	New Covenant Funds / Annual Report / June 30, 2014

Description	Shares	Market Value ($ Thousands)
URS	102	$5
Waste Management	3,917	175
Xylem	232	9

		35,501

Information Technology — 16.9%
Activision Blizzard	97,181	2,167
Adobe Systems*	61,559	4,454
Alliance Data Systems*	5,252	1,477
ANSYS*	120	9
Apple	33,632	3,126
Applied Materials	348,189	7,852
Autodesk*	35,253	1,988
Automatic Data Processing	53,725	4,259
CA	799	23
Cisco Systems	225,827	5,612
Citrix Systems*	245	15
Cognizant Technology Solutions, Cl A*	496	24
Corning	2,041	45
eBay*	63,875	3,198
Equinix*	18,962	3,984
F5 Networks*	1,214	135
Facebook, Cl A*	2,084	140
Freescale Semiconductor*	6,600	155
Gartner*	127	9
Genpact*	1,342	23
Google, Cl A*	282	165
Google, Cl C*	9,335	5,370
Hewlett-Packard	5,681	191
Intel	11,456	354
International Business Machines	1,647	299
Intuit	314	25
Juniper Networks*	693	17
Knowles*	121	4
LinkedIn, Cl A*	16,256	2,787
Marvell Technology Group	1,401	20
Mastercard, Cl A	45,186	3,320
MICROS Systems*	105	7
Microsoft	72,103	3,007
NetApp	456	17
Oracle	9,616	390
Paychex	615	26
QUALCOMM	48,603	3,849
Red Hat*	213	12
Salesforce.com*	53,030	3,080
SanDisk	310	32
Solera Holdings	92	6
Symantec	982	23
Teradata*	2,906	117
Texas Instruments	58,638	2,802
Total System Services	458	14
Visa, Cl A	23,915	5,039
Western Digital	23,740	2,191

		71,859

Description	Shares	Market Value ($ Thousands)
Materials — 5.6%
Air Products & Chemicals	274	$35
Ball	3,167	198
Crown Holdings*	2,386	119
Dow Chemical	128,372	6,606
E.I. du Pont de Nemours	2,731	179
Ecolab	33,559	3,736
Freeport-McMoRan Copper & Gold	4,726	172
International Paper	1,686	85
Louisiana-Pacific*	99,718	1,498
LyondellBasell Industries, Cl A	20,797	2,031
MeadWestvaco	694	31
Monsanto	31,309	3,906
Packaging Corp of America	50	4
PPG Industries	9,418	1,979
Reliance Steel & Aluminum	35,696	2,631
Sherwin-Williams	97	20
Sonoco Products	320	14
Southern Copper	4,104	125
Vulcan Materials	947	60

		23,429

Telecommunication Services — 1.0%
AT&T	8,443	298
CenturyLink	554	20
Verizon Communications	90,787	4,442
Windstream Holdings	1,862	19

		4,779

Utilities — 0.2%
Dominion Resources	2,840	203
Duke Energy	2,553	189
Entergy	232	19
Exelon	3,536	129
FirstEnergy	225	8
NextEra Energy	541	56
Northeast Utilities	406	19
PG&E	1,643	79
Southern	3,498	159
Xcel Energy	243	8

		869

		364,478

Total Common Stock (Cost $340,509) ($ Thousands)		418,362

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%†**	4,580,336	4,580

Total Cash Equivalent (Cost $4,580) ($ Thousands)		4,580

New Covenant Funds / Annual Report / June 30, 2014	11

SCHEDULE OF INVESTMENTS

New Covenant Growth Fund (Concluded)

June 30, 2014

Description		Face Amount (Thousands)(1)	Market Value ($ Thousands)

TIME DEPOSITS — 0.3%
Brown Brothers Harriman
0.030%, 07/01/2014		1,376	$1,376
0.005%, 07/01/2014	JPY	132	1

Total Time Deposits (Cost $1,377) ($ Thousands)			1,377

Total Investments — 99.9% (Cost $346,466) ($ Thousands)			$424,319

Percentages are based on a Net Assets of $424,852 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of June 30, 2014.

†	Investment in Affiliated Security (see Note 3).

‡	Real Estate Investment Trust

(1)	In U.S. Dollars unless otherwise indicated.

ADR — American Depositary Receipt

Cl — Class

JPY — Japanese Yen

LP — Limited Partnership

As of June 30, 2014, all of the Fund’s investments were considered Level 1, i in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilites.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

12	New Covenant Funds / Annual Report / June 30, 2014

SCHEDULE OF INVESTMENTS

New Covenant Income Fund

June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 43.6%

Agency Mortgage-Backed Obligations — 35.0%
FHLMC
6.500%, 09/01/2039	$151	$170
5.500%, 12/01/2036	188	210
5.500%, 08/01/2038	148	165
5.500%, 11/01/2038	139	155
5.500%, 12/01/2038	702	787
5.000%, 12/01/2020	363	392
5.000%, 05/01/2022	159	172
5.000%, 04/01/2024	148	162
5.000%, 08/01/2038	45	50
5.000%, 03/01/2039	39	43
5.000%, 02/01/2040	592	657
4.006%, 07/01/2040 (A)	363	387
4.000%, 09/01/2040	157	166
4.000%, 04/01/2043	192	203
4.000%, 06/01/2043	98	104
4.000%, 06/01/2043	98	104
4.000%, 07/01/2043	94	101
4.000%, 07/01/2043	94	100
4.000%, 08/01/2043	96	101
3.500%, 07/15/2041	1,400	1,439
3.500%, 11/01/2042	378	386
3.500%, 01/01/2043	193	197
3.500%, 02/01/2043	96	98
3.500%, 04/01/2043	97	99
3.500%, 05/01/2043	980	1,001
3.500%, 05/01/2043	372	383
3.500%, 06/01/2043	951	971
3.500%, 07/01/2043	982	1,002
3.000%, 08/01/2042	1,400	1,378
2.500%, 07/15/2027	1,000	1,015
FHLMC, Ser 2012-4099, Cl ST, IO
5.848%, 08/15/2042 (A)	266	62

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC, Ser 2014-326, Cl F2
0.702%, 03/15/2044 (A)	$592	$597
FHLMC, Ser 2014-4310, Cl SA, IO
5.798%, 02/15/2044 (A)	99	23
FHLMC, Ser 2014-4335, Cl SW, IO
5.848%, 05/15/2044 (A)	100	23
FHLMC, Ser CS-4579, IO
1.916%, 07/29/2044	1,000	75
FHLMC CMO, Ser 2005-2990, Cl UZ
5.750%, 06/15/2035	891	957
FHLMC CMO, Ser 2007-3349, Cl AS, IO
6.348%, 07/15/2037 (A)	1,182	186
FHLMC CMO, Ser 2009-3558, Cl G
4.000%, 08/15/2024	270	292
FHLMC CMO, Ser 2011-3947, Cl SG, IO
5.798%, 10/15/2041 (A)	806	160
FHLMC CMO, Ser 2012-274, Cl F1
0.652%, 08/15/2042 (A)	455	455
FHLMC CMO, Ser 2012-279, Cl F6
0.602%, 09/15/2042 (A)	446	445
FHLMC CMO, Ser 2012-4013, Cl AI, IO
4.000%, 02/15/2039	576	106
FHLMC CMO, Ser 2012-4057, Cl UI, IO
3.000%, 05/15/2027	474	52
FHLMC CMO, Ser 2012-4085, Cl IO, IO
3.000%, 06/15/2027	1,073	134
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	1,331	184
FHLMC CMO, Ser 2012-4097, Cl ST, IO
5.898%, 08/15/2042 (A)	88	20
FHLMC CMO, Ser 2012-4136, Cl SQ, IO
5.998%, 11/15/2042 (A)	90	20
FHLMC CMO, Ser 2013-4203, Cl PS, IO
6.098%, 09/15/2042 (A)	457	85
FHLMC CMO, Ser 2013-4219, Cl JA
3.500%, 08/15/2039	943	980
FHLMC CMO, Ser 2013-4231, Cl FB
0.602%, 07/15/2038 (A)	576	576
FHLMC CMO, Ser K038
3.389%, 03/25/2024	114	119
FHLMC Multifamily Structured Pass Through Certificates, Ser K715, Cl X1, IO
1.316%, 01/25/2021 (A)	3,268	209
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K021, Cl X1, IO
1.643%, 06/25/2022 (A)	555	53
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K024, Cl X1, IO
1.022%, 09/25/2022 (A)	278	16
FNMA
7.000%, 11/01/2037	11	13
7.000%, 11/01/2037	3	3
7.000%, 12/01/2037	8	9

New Covenant Funds / Annual Report / June 30, 2014	13

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
7.000%, 02/01/2038	$11	$12
7.000%, 09/01/2038	4	4
7.000%, 11/01/2038	9	10
7.000%, 11/01/2038	7	8
7.000%, 11/01/2038	49	53
7.000%, 11/01/2038	15	17
6.500%, 08/01/2017	106	112
6.500%, 01/01/2038	265	291
6.500%, 05/01/2040	702	792
6.000%, 07/01/2037	129	145
6.000%, 09/01/2037	176	199
6.000%, 11/01/2038	271	305
5.936%, 10/01/2017	585	655
5.500%, 09/01/2034	745	838
5.500%, 02/01/2035	443	498
5.478%, 06/01/2017	2,088	2,285
5.000%, 01/01/2021	304	324
5.000%, 11/01/2025	199	221
5.000%, 06/01/2035	227	252
5.000%, 02/01/2036	385	429
5.000%, 03/01/2040	286	318
5.000%, 06/01/2040	504	560
5.000%, 06/01/2040	59	65
5.000%, 06/01/2040	661	735
4.603%, 04/01/2020	1,347	1,505
4.530%, 12/01/2019	942	1,056
4.501%, 01/01/2020	746	827
4.500%, 07/01/2037	400	433
4.500%, 09/01/2043	196	213
4.500%, 10/01/2043	196	213
4.500%, 11/01/2043	98	107
4.500%, 12/01/2043	99	108
4.500%, 01/01/2044	98	107
4.377%, 11/01/2019	512	564
4.000%, 06/01/2025	411	440
4.000%, 07/13/2039	2,700	2,865
4.000%, 08/13/2039	4,500	4,761
4.000%, 09/01/2041	670	712
4.000%, 04/01/2042	4,984	5,301
4.000%, 07/01/2042	905	956
4.000%, 05/01/2043	187	200
4.000%, 06/01/2043	96	102
4.000%, 06/01/2043	184	196
4.000%, 06/01/2043	98	104
4.000%, 06/01/2043	94	101
4.000%, 06/01/2043	92	98
4.000%, 07/01/2043	92	98
4.000%, 07/01/2043	194	207
4.000%, 07/01/2043	189	201
4.000%, 08/01/2043	98	104
3.700%, 12/01/2020	339	365
3.694%, 01/01/2021	1,602	1,719
3.500%, 07/25/2026	1,400	1,484
3.500%, 12/01/2032	1,197	1,246

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.500%, 05/01/2033	$480	$500
3.500%, 08/01/2033	94	98
3.500%, 10/01/2033	95	100
3.500%, 11/01/2033	96	100
3.500%, 12/01/2033	97	101
3.500%, 07/01/2041	100	103
3.500%, 10/01/2042	93	95
3.500%, 12/01/2042	93	96
3.500%, 12/01/2042	181	186
3.500%, 12/01/2042	188	194
3.500%, 03/01/2043	1,135	1,167
3.500%, 04/01/2043	665	684
3.500%, 06/01/2043	968	990
3.450%, 11/01/2023	700	733
3.030%, 12/01/2021	718	743
2.740%, 06/01/2023	600	601
2.500%, 07/01/2027	200	203
2.500%, 10/01/2042	1,010	959
2.480%, 06/01/2019	993	1,015
2.400%, 12/01/2022	250	245
2.393%, 12/01/2035 (A)	110	118
2.325%, 03/01/2036 (A)	76	80
2.260%, 12/01/2022	1,000	971
1.940%, 07/01/2019	400	401
1.859%, 05/01/2043 (A)	2,058	2,100
0.641%, 11/01/2023 (A)	600	600
0.621%, 12/01/2023 (A)	500	504
0.601%, 01/01/2024 (A)	1,000	1,008
0.511%, 01/01/2023 (A)	486	490
0.501%, 01/01/2023 (A)	485	485
0.491%, 01/01/2023 (A)	400	403
0.491%, 01/01/2023 (A)	500	500
FNMA, Ser 2010-100, Cl SD, IO
6.428%, 09/25/2040 (A)	1,196	233
FNMA, Ser M5, Cl SA, IO
4.936%, 01/25/2017 (A)	4,458	210
FNMA, Ser M6, Cl FA
0.442%, 12/25/2017 (A)	169	169
FNMA CMO, Ser 1992-1, Cl F
0.952%, 01/25/2022 (A)	193	195
FNMA CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	885	998
FNMA CMO, Ser 2004-90, Cl LH
5.000%, 04/25/2034	953	995
FNMA CMO, Ser 2005-22, Cl DA
5.500%, 12/25/2034	691	748
FNMA CMO, Ser 2009-86, Cl CA
4.500%, 09/25/2024	13	14
FNMA CMO, Ser 2011-44, Cl EB
3.000%, 05/25/2026	500	497
FNMA CMO, Ser 2012-108, Cl F
0.652%, 10/25/2042 (A)	451	450
FNMA CMO, Ser 2012-128, Cl SL, IO
5.998%, 11/25/2042 (A)	92	21

14	New Covenant Funds / Annual Report / June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2012-128, Cl SQ, IO
5.998%, 11/25/2042 (A)	$91	$21
FNMA CMO, Ser 2012-134, Cl SK, IO
5.998%, 12/25/2042 (A)	90	18
FNMA CMO, Ser 2012-74, Cl AI, IO
3.000%, 07/25/2027	1,675	187
FNMA CMO, Ser 2012-93, Cl SG, IO
5.948%, 09/25/2042 (A)	351	76
FNMA CMO, Ser 2012-93, Cl UI, IO
3.000%, 09/25/2027	1,312	167
FNMA CMO, Ser 2012-M11, Cl FA
0.674%, 08/25/2019 (A)	226	227
FNMA CMO, Ser 2013-M7, Cl A2
2.280%, 12/27/2022	219	212
FNMA TBA
5.000%, 07/15/2038	2,000	2,221
3.000%, 07/01/2026	2,300	2,389
GNMA
5.500%, 02/20/2037	217	242
5.500%, 07/20/2038	120	134
5.500%, 01/15/2039	263	294
5.000%, 12/20/2038	100	108
5.000%, 03/15/2039	297	327
5.000%, 03/20/2039	191	205
5.000%, 07/20/2040	2,476	2,751
4.863%, 06/20/2061	1,578	1,717
4.826%, 06/20/2061	1,382	1,544
4.697%, 09/20/2061	1,371	1,497
4.650%, 12/20/2060	1,376	1,490
4.626%, 07/20/2061	1,489	1,621
4.500%, 07/20/2038	81	88
4.500%, 05/20/2040	1,420	1,555
4.500%, 01/20/2041	787	863
4.500%, 07/20/2041	307	336
4.295%, 07/20/2061	1,301	1,410
3.500%, 07/15/2041	1,200	1,250
3.500%, 07/01/2042	1,100	1,144
2.500%, 02/20/2027	2,210	2,274
GNMA, Ser 85, Cl IA, IO
0.834%, 03/16/2047 (A)	3,970	246
GNMA CMO, Ser 2009-108, Cl WG
4.000%, 09/20/2038	625	663
GNMA CMO, Ser 2009-31, Cl MA
4.500%, 08/20/2033	57	59
GNMA CMO, Ser 2009-86, Cl A
3.536%, 09/16/2035	198	200
GNMA CMO, Ser 2011-147, Cl A
2.174%, 07/16/2038	1,352	1,363
GNMA CMO, Ser 2012-22, Cl AB
1.661%, 03/16/2033	1,069	1,070
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	247	36
GNMA CMO, Ser 2012-77, Cl KI, IO
7.500%, 04/20/2031	205	36
GNMA CMO, Ser 2012-H18, Cl NA

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
0.672%, 08/20/2062 (A)	$349	$348
GNMA CMO, Ser 2013-H21, Cl FB
0.852%, 09/20/2063 (A)	740	744
GNMA TBA
4.000%, 07/01/2039	1,500	1,605
NCUA Guaranteed Notes Trust, Ser 2010-C1, Cl A2
2.900%, 10/29/2020	350	363
NCUA Guaranteed Notes Trust, Ser 2010-C1, Cl APT
2.650%, 10/29/2020	328	337

		108,114

Non-Agency Mortgage-Backed Obligations — 8.6%
A10 Term Asset Financing, Ser 2013-2, Cl A
2.620%, 11/15/2027 (B)	250	250
American Home Mortgage Investment Trust, Ser 2004-4, Cl 1A1
0.492%, 02/25/2045 (A)	343	328
American Home Mortgage Investment Trust, Ser 2005-1, Cl 7A1
2.322%, 06/25/2045 (A)	307	311
Banc of America Commercial Mortgage Trust, Ser 2, Cl AJ
5.954%, 05/10/2045 (A)	190	203
Banc of America Commercial Mortgage Trust, Ser 2006-5, Cl AM
5.448%, 09/10/2047	240	258
Banc of America Funding, Ser 2012- R6, Cl 1A1
3.000%, 10/26/2039 (B)(C)	151	150
Banc of America Mortgage Trust, Ser 2004-3, Cl 1A26
5.500%, 04/25/2034	60	61
Banc of America Mortgage Trust, Ser 2004-9, Cl 3A1
6.500%, 09/25/2032	119	125
BCAP Trust, Ser 2012-RR10, Cl 3A1
0.340%, 05/26/2036 (A)(B)	311	294
Bear Stearns ALT-A Trust, Ser 2004- 6, Cl 1A
0.792%, 07/25/2034 (A)	229	219
Bear Stearns ALT-A Trust, Ser 2004- 7, Cl 2A1
2.493%, 08/25/2034 (A)	258	261
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR9, Cl A4A
4.871%, 09/11/2042	279	289
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW18, Cl AM
6.084%, 06/11/2050 (A)	110	124
CAM Mortgage Trust, Ser 2014-1, Cl A
3.352%, 12/15/2053 (B)	51	51

New Covenant Funds / Annual Report / June 30, 2014	15

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CD Mortgage Trust, Ser 2007-CD5, Cl AMA
6.321%, 11/15/2044 (A)	$150	$167
Citigroup Mortgage Loan Trust, Ser 2012-A, Cl A
2.500%, 06/25/2051 (B)(C)	97	94
COBALT CMBS Commercial Mortgage Trust, Ser 2007-C2, Cl AMFX
5.526%, 04/15/2047 (A)	70	77
Commercial Mortgage Pass-Through Certificates, Ser 2005-C6, Cl A5A
5.116%, 06/10/2044 (A)	347	359
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 11/15/2045	10	10
Commercial Mortgage Pass-Through Certificates, Ser 2012-MVP, Cl A
2.091%, 11/17/2026 (A)(B)	91	92
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/2031 (B)	100	102
Commercial Mortgage Pass-Through Certificates, Ser LC15, Cl XA, IO
1.601%, 04/10/2047 (A)	2,035	180
Commercial Mortgage Trust, Ser 2013-CR11, Cl AM
4.715%, 10/10/2046 (A)	111	122
Commercial Mortgage Trust, Ser CR12, Cl A4
4.046%, 10/10/2046	50	53
Commercial Mortgage Trust, Ser CR12, Cl AM
4.300%, 10/10/2046	50	53
Commercial Mortgage Trust, Ser CR12, Cl B
4.762%, 10/10/2046 (A)	20	21
Commercial Mortgage Trust, Ser CR12, Cl C
5.255%, 10/10/2046 (A)	10	11
Commercial Mortgage Trust, Ser TWC, Cl A
1.002%, 02/13/2032 (A)(B)	100	100
Countrywide Alternative Loan Trust, Ser 2003-20CB, Cl 1A1
5.500%, 10/25/2033	472	506
Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl A4
5.100%, 08/15/2038 (A)	392	404
CSMC, Ser 2010-11R, Cl A6
1.150%, 06/28/2047 (A)(B)	373	357
CSMC Trust, Ser 2014-SURF, Cl B
1.460%, 02/15/2029 (A)(B)	200	200
CSMC Trust, Ser 2014-SURF, Cl C
1.960%, 02/15/2029 (A)(B)	120	120
DBRR Trust, Ser 2013-EZ2, Cl A
0.853%, 02/25/2045 (A)(B)	134	133
DBRR Trust, Ser 2013-EZ3, Cl A
1.636%, 12/18/2049 (A)(B)	161	162

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Deutsche Mortgage Securities Mortgage Loan Trust, Ser 2006-PR1, Cl 3AF1
0.432%, 04/15/2036 (A)(B)	$715	$673
Educational Funding of the South, Ser 2011-1, Cl A2
0.879%, 04/25/2035 (A)	1,160	1,163
Extended Stay America Trust, Ser 2013-ESH7, Cl A27
2.958%, 12/05/2031 (B)	110	112
FDIC Trust, Ser 2013-N1, Cl A
4.500%, 10/25/2018 (B)	68	69
GMAC Commercial Mortgage Securities Trust, Ser 2004-C2, Cl A4
5.301%, 08/10/2038 (A)	104	104
GMAC Commercial Mortgage Securities Trust, Ser 2006-C1, Cl AM
5.290%, 11/10/2045 (A)	300	315
GS Mortgage Securities Trust, Ser 2013-GC16, Cl AS
4.649%, 11/10/2046	110	120
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)	90	99
Homestar Mortgage Acceptance, Ser 2004-6, Cl M2
0.822%, 01/25/2035 (A)	689	666
Homestar Mortgage Acceptance, Ser 2004-6, Cl M3
1.252%, 01/25/2035 (A)	1,270	1,214
Impac CMB Trust, Ser 2004-6, Cl 1A2
0.932%, 10/25/2034 (A)	114	106
Impac CMB Trust, Ser 2007-A, Cl M1
0.552%, 05/25/2037 (A)	818	773
Impac Secured Assets Trust, Ser 2007-2, Cl 2A
0.402%, 04/25/2037 (A)	208	193
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl AS
4.420%, 11/15/2045	120	129
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl B
4.927%, 11/15/2045	210	229
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.251%, 11/15/2045 (A)	50	54
JPMBB Commercial Mortgage Securities Trust, Ser C17, Cl B
5.050%, 01/15/2047 (A)	30	33
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl A3
4.171%, 08/15/2046	10	11
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 5A2
2.643%, 02/25/2035 (A)	141	142

16	New Covenant Funds / Annual Report / June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
LB Commercial Mortgage Trust, Ser 2007-C3, Cl AM
6.090%, 07/15/2044 (A)	$340	$380
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl A4
5.372%, 09/15/2039	103	111
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl AM
6.370%, 09/15/2045 (A)	280	319
Lehman Brothers Small Balance Commercial, Ser 2A, Cl 1A
0.402%, 09/25/2030 (A)(B)	288	270
MASTR Alternative Loans Trust, Ser 2004-2, Cl 4A1
5.000%, 02/25/2019	114	117
MASTR Asset Securitization Trust, Ser 2003-11, Cl 8A1
5.500%, 12/25/2033	291	309
MASTR Asset Securitization Trust, Ser 2003-7, Cl 1A1
5.500%, 09/25/2033	104	108
MASTR Seasoned Securities Trust, Ser 2004-2, Cl A2
6.500%, 08/25/2032	140	158
ML-CFC Commercial Mortgage Trust, Ser 2007-8, Cl A3
6.079%, 08/12/2049 (A)	200	222
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl AS
3.476%, 11/15/2045	40	41
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
4.218%, 07/15/2046 (A)	120	129
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl A4
2.918%, 02/15/2046	40	39
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	61	60
Morgan Stanley Capital I, Ser 2007-IQ14, Cl A4
5.692%, 04/15/2049 (A)	35	39
Morgan Stanley Re-Remic Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (B)	90	90
Morgan Stanley Re-Remic Trust, Ser 2012-XA, Cl A
2.000%, 07/27/2049 (B)	213	214
MortgageIT Trust, Ser 2005-3, Cl A1
0.452%, 08/25/2035 (A)	652	619
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047	151	153

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047	$128	$130
Normandy Mortgage Loan Trust, Ser 2013-NPL3, Cl A
4.949%, 09/16/2043 (B)	482	481
NorthStar Mortgage Trust, Ser 2012-1, Cl A
1.350%, 08/25/2029 (A)(B)	91	91
NorthStar Mortgage Trust, Ser 2013-1A, Cl A
2.002%, 08/25/2029 (A)(B)	250	250
OnDeck Asset Securitization Trust, Ser 2014-1A, Cl A
3.150%, 05/17/2018 (B)	117	117
Ores, Ser 2013-LV2, Cl A
3.081%, 09/25/2025 (B)	100	100
RALI Trust, Ser 2003-QS13, Cl A5
0.802%, 07/25/2033 (A)	99	93
RALI Trust, Ser 2004-QS5, Cl A1
4.600%, 04/25/2034	142	146
Residential Asset Securitization Trust, Ser 2003-A7, Cl A12
5.500%, 07/25/2033	246	268
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 4A
2.487%, 12/25/2034 (A)	123	123
Sequoia Mortgage Trust, Ser 2004-11, Cl A1
0.453%, 12/20/2034 (A)	374	357
Sequoia Mortgage Trust, Ser 2004-5, Cl A2
0.673%, 06/20/2034 (A)	184	181
Springleaf Funding Trust, Ser 2013-AA, Cl A
2.580%, 09/15/2021 (B)	400	403
Springleaf Funding Trust, Ser 2013-BA, Cl A
3.920%, 01/16/2023 (B)	150	154
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (B)	467	468
Springleaf Mortgage Loan Trust, Ser 2012-2A, Cl A
2.220%, 10/25/2057 (A)(B)	276	279
Springleaf Mortgage Loan Trust, Ser 2012-2A, Cl M2
4.610%, 10/25/2057 (A)(B)	200	206
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl A
1.570%, 12/25/2059 (A)(B)	104	103
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A)(B)	255	254
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl M1
2.310%, 06/25/2058 (A)(B)	103	101
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl M1
3.520%, 12/25/2065 (A)(B)	249	254

New Covenant Funds / Annual Report / June 30, 2014	17

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Springleaf Mortgage Loan Trust, Ser 2013-3A, Cl A
1.870%, 09/25/2057 (A)(B)	$381	$381
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-3AC, Cl A2
2.377%, 03/25/2034 (A)	424	430
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
0.792%, 09/25/2043 (A)	213	210
Thornburg Mortgage Securities Trust, Ser 2005-1, Cl A3
2.237%, 04/25/2045 (A)	308	313
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (B)	116	117
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	73	75
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl AS
3.317%, 12/10/2045 (B)	120	119
UBS-Barclays Commercial Mortgage Trust, Ser 2012-CN, Cl XA, IO
1.935%, 05/10/2063 (A)(B)	486	41
US Residential Opportunity Fund Trust, Ser 2014-1A
3.466%, 03/25/2034 (B)	106	107
Vendee Mortgage Trust, Ser 2003-2, Cl Z
5.000%, 05/15/2033	766	863
Vericrest Opportunity Loan Transferee, Ser 2013-NPL3, Cl A1
4.250%, 04/25/2053 (B)	192	193
Vericrest Opportunity Loan Transferee, Ser 2013-NPL4, Cl A1
3.960%, 11/25/2053 (B)	77	78
Vericrest Opportunity Loan Transferee, Ser 2013-NPL5
3.625%, 04/25/2055	201	202
Vericrest Opportunity Loan Transferee, Ser 2013-NPL6, Cl A1
3.625%, 03/25/2054 (B)	285	287
Vericrest Opportunity Loan Transferee, Ser 2013-NPL7
3.625%, 11/25/2053	234	235
Vericrest Opportunity Loan Transferee, Ser 2013-RLF1, Cl A1
4.213%, 04/25/2052 (B)	118	119
Vericrest Opportunity Loan Transferee, Ser 2014-NPL1
3.625%, 10/27/2053	178	180
Vericrest Opportunity Loan Transferee, Ser 2014-NPL2, Cl A1
3.625%, 11/25/2053 (B)	177	179
Vericrest Opportunity Loan Transferee, Ser 2014-NPL3, Cl A1
3.250%, 11/25/2053 (B)	552	553
Vericrest Opportunity Loan Transferee, Ser 2014-NPL4
3.125%, 04/27/2054	400	402

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AM
5.383%, 12/15/2043	$70	$76
WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR8, Cl 2A1A
0.442%, 07/25/2045 (A)	355	335
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC16, Cl XA, IO
1.496%, 08/15/2050 (A)	2,640	247
Wells Fargo, Ser 2005-AR3, Cl 1A1
2.620%, 03/25/2035 (A)	260	264
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.738%, 06/15/2045 (A)(B)	1,312	121
WFRBS Commercial Mortgage Trust, Ser 2013-C11, Cl AS
3.311%, 03/15/2045	160	160

		26,676

Total Mortgage-Backed Securities (Cost $132,270) ($ Thousands)		134,790

CORPORATE OBLIGATIONS — 20.8%

Consumer Discretionary — 1.6%
21st Century Fox America
9.500%, 07/15/2024	80	109
5.300%, 12/15/2014	510	522
American Honda Finance
2.125%, 10/10/2018	50	51
1.000%, 08/11/2015 (B)	490	492
CBS
7.875%, 09/01/2023	80	102
Daimler Finance North America
2.250%, 07/31/2019 (B)	200	202
Ford Motor Credit
8.125%, 01/15/2020	340	434
5.875%, 08/02/2021	230	270
3.000%, 06/12/2017	200	209
Historic TW
6.625%, 05/15/2029	50	64
Hyundai Capital America
1.625%, 10/02/2015 (B)	180	181
Johnson Controls
3.625%, 07/02/2024	23	23
Macy’s Retail Holdings
5.750%, 07/15/2014	510	511
2.875%, 02/15/2023	33	32
NBC Universal Media
2.875%, 01/15/2023	100	99
Nissan Motor Acceptance
1.800%, 03/15/2018 (B)	102	102
TCI Communications
8.750%, 08/01/2015	536	584
7.875%, 02/15/2026	240	336
Time Warner
4.750%, 03/29/2021	50	56

18	New Covenant Funds / Annual Report / June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Time Warner Cable
5.000%, 02/01/2020	$350	$392
Viacom
4.250%, 09/01/2023	90	94
Walt Disney
0.450%, 12/01/2015	13	13

		4,878

Consumer Staples — 1.4%
Bunge Finance
8.500%, 06/15/2019	60	75
ConAgra Foods
2.100%, 03/15/2018	14	14
1.300%, 01/25/2016	10	10
CVS Caremark
4.125%, 05/15/2021	300	324
Kimberly-Clark
6.125%, 08/01/2017	140	161
Kraft Foods Group
5.375%, 02/10/2020	86	98
3.500%, 06/06/2022	290	298
Kroger
8.000%, 09/15/2029	40	53
3.900%, 10/01/2015	660	686
2.300%, 01/15/2019	260	263
Mondelez International
5.375%, 02/10/2020	184	212
4.000%, 02/01/2024	300	311
PepsiCo
3.000%, 08/25/2021	290	294
2.750%, 03/05/2022	80	79
2.500%, 05/10/2016	280	290
1.250%, 08/13/2017	52	52
0.700%, 08/13/2015	250	251
Wal-Mart Stores
4.250%, 04/15/2021	210	232
3.300%, 04/22/2024	38	39
WM Wrigley Jr
2.900%, 10/21/2019(B)	360	369
2.400%, 10/21/2018(B)	140	142

		4,253

Energy — 1.5%
Anadarko Holding
7.150%, 05/15/2028	80	103
Anadarko Petroleum
6.375%, 09/15/2017	390	449
5.950%, 09/15/2016	40	44
Apache
3.625%, 02/01/2021	60	64
3.250%, 04/15/2022	333	343
Baker Hughes
3.200%, 08/15/2021	90	93

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Cameron International
4.000%, 12/15/2023	$10	$10
1.600%, 04/30/2015	22	22
Canadian Natural Resources
3.450%, 11/15/2021	60	62
Chevron
3.191%, 06/24/2023	33	34
2.355%, 12/05/2022	55	53
ConocoPhillips
6.000%, 01/15/2020	230	274
Devon Energy
6.300%, 01/15/2019	320	376
3.250%, 05/15/2022	38	38
1.875%, 05/15/2017	80	81
Enterprise Products Operating
3.900%, 02/15/2024	42	43
EOG Resources
2.625%, 03/15/2023	26	25
Halliburton
3.500%, 08/01/2023	107	110
Hess
8.125%, 02/15/2019	200	252
7.875%, 10/01/2029	70	96
Magellan Midstream Partners LP
4.250%, 02/01/2021	70	76
Marathon Oil
6.000%, 10/01/2017	56	64
0.900%, 11/01/2015	66	66
Nabors Industries
4.625%, 09/15/2021	60	65
National Oilwell Varco
1.350%, 12/01/2017	18	18
NextEra Energy Capital Holdings
1.200%, 06/01/2015	29	29
Noble Energy
4.150%, 12/15/2021	290	312
Occidental Petroleum
3.125%, 02/15/2022	110	111
2.700%, 02/15/2023	137	133
Petrodrill Five
4.390%, 04/15/2016	225	232
Petrodrill Four
4.240%, 01/15/2016	324	330
Sinopec Group Overseas Development 2014
4.375%, 04/10/2024(B)	290	300
Spectra Energy Capital
5.650%, 03/01/2020	133	150
Spectra Energy Partners
2.950%, 09/25/2018	23	24
Texas Eastern Transmission
2.800%, 10/15/2022(B)	92	87
Tosco
7.800%, 01/01/2027	50	70

New Covenant Funds / Annual Report / June 30, 2014	19

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Total Capital Canada
2.750%, 07/15/2023	$56	$54
TransCanada PipeLines
2.500%, 08/01/2022	90	87
Transocean
6.375%, 12/15/2021	10	12

		4,792

Financials — 9.3%
Allstate
3.150%, 06/15/2023	28	28
American Express
2.650%, 12/02/2022	425	414
American International Group
4.125%, 02/15/2024	59	62
American Tower‡
3.500%, 01/31/2023	50	49
American Tower Trust I‡
1.551%, 03/15/2018 (B)	50	50
Arden Realty LP‡
5.250%, 03/01/2015	664	676
Bank of America
10.200%, 07/15/2015	264	289
7.625%, 06/01/2019	75	93
6.875%, 04/25/2018	390	460
5.625%, 07/01/2020	280	322
5.420%, 03/15/2017	200	220
5.000%, 05/13/2021	360	402
5.000%, 01/21/2044	370	393
4.125%, 01/22/2024	370	381
4.100%, 07/24/2023	280	291
4.000%, 04/01/2024	460	469
3.300%, 01/11/2023	60	59
2.600%, 01/15/2019	170	172
Bank of Montreal
2.550%, 11/06/2022	145	140
1.400%, 09/11/2017	86	86
Bank of New York Mellon
4.600%, 01/15/2020	136	152
Bank of Nova Scotia
1.375%, 12/18/2017	200	200
Barrick North America Finance
4.400%, 05/30/2021	90	94
BB&T
6.850%, 04/30/2019	240	292
2.250%, 02/01/2019	60	61
1.600%, 08/15/2017	56	57
Bear Stearns
7.250%, 02/01/2018	140	167
Berkshire Hathaway Finance
3.000%, 05/15/2022	154	155
BlackRock
3.375%, 06/01/2022	58	60
Blackstone Holdings Finance
4.750%, 02/15/2023 (B)	66	72

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Canadian Imperial Bank of Commerce
0.900%, 10/01/2015	$35	$35
Capital One Bank USA
3.375%, 02/15/2023	300	298
Caterpillar Financial Services
2.850%, 06/01/2022	53	53
1.250%, 11/06/2017	43	43
Citigroup
6.125%, 11/21/2017	815	932
6.010%, 01/15/2015	108	111
5.500%, 09/13/2025	196	219
5.375%, 08/09/2020	320	367
5.300%, 05/06/2044	60	63
4.050%, 07/30/2022	40	41
3.500%, 05/15/2023	120	117
2.250%, 08/07/2015	400	406
CME Group
3.000%, 09/15/2022	80	80
CNA Financial
5.875%, 08/15/2020	332	389
Credit Suisse NY
2.300%, 05/28/2019	310	311
Duke Realty‡
3.875%, 02/15/2021	84	87
ERAC USA Finance
4.500%, 08/16/2021 (B)	80	87
1.400%, 04/15/2016 (B)	22	22
ERP Operating LP‡
5.375%, 08/01/2016	104	114
4.625%, 12/15/2021	104	115
Fifth Third Bancorp
2.300%, 03/01/2019	20	20
General Electric Capital
6.000%, 08/07/2019	1,629	1,930
4.650%, 10/17/2021	180	200
4.375%, 09/16/2020	10	11
2.100%, 12/11/2019	40	40
1.625%, 07/02/2015	184	186
1.000%, 12/11/2015	25	25
Goldman Sachs Group
6.150%, 04/01/2018	320	367
6.000%, 06/15/2020	480	560
5.950%, 01/18/2018	660	750
5.375%, 03/15/2020	320	362
5.350%, 01/15/2016	427	456
4.000%, 03/03/2024	480	488
HCP‡
4.250%, 11/15/2023	23	24
2.625%, 02/01/2020	145	145
Health Care‡
4.500%, 01/15/2024	77	81
HSBC Finance
6.676%, 01/15/2021	180	215
5.000%, 06/30/2015	264	275
1.625%, 01/16/2018	250	251

20	New Covenant Funds / Annual Report / June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
IntercontinentalExchange Group
4.000%, 10/15/2023	$53	$56
2.500%, 10/15/2018	66	67
International Lease Finance
6.750%, 09/01/2016 (B)	110	122
Invesco Finance
4.000%, 01/30/2024	29	30
Jefferies Group
8.500%, 07/15/2019	136	170
John Deere Capital
2.250%, 04/17/2019	60	61
1.700%, 01/15/2020	49	47
1.200%, 10/10/2017	22	22
0.950%, 06/29/2015	46	46
JPMorgan Chase
3.625%, 05/13/2024	360	361
3.375%, 05/01/2023	160	157
3.150%, 07/05/2016	100	104
KeyCorp
5.100%, 03/24/2021	72	82
Lincoln National
8.750%, 07/01/2019	35	46
Lloyds Bank
2.300%, 11/27/2018	260	264
MassMutual Global Funding II
2.500%, 10/17/2022 (B)	106	102
MetLife
6.750%, 06/01/2016	290	322
Metropolitan Life Global Funding I
1.700%, 06/29/2015 (B)	213	215
1.500%, 01/10/2018 (B)	100	99
Morgan Stanley
5.625%, 09/23/2019	200	230
5.500%, 01/26/2020	100	114
5.500%, 07/28/2021	280	322
Navient
3.875%, 09/10/2015	110	112
New York Life Global Funding
0.750%, 07/24/2015 (B)	160	160
Nordea Bank
1.625%, 05/15/2018 (B)	220	219
Novartis Capital
3.400%, 05/06/2024	40	41
Petrobras Global Finance BV
6.250%, 03/17/2024	218	232
3.250%, 03/17/2017	100	103
3.112%, 03/17/2020 (A)	110	113
Petroleos Mexicanos
4.875%, 01/18/2024 (B)	294	315
3.125%, 01/23/2019 (B)	12	12
PNC Bank
6.875%, 04/01/2018	250	295
2.700%, 11/01/2022	260	251

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Principal Life Global Funding II
2.250%, 10/15/2018 (B)	$127	$128
1.000%, 12/11/2015 (B)	37	37
0.854%, 07/09/2014 (A)(B)	48	48
ProLogis‡
6.875%, 03/15/2020	25	30
Prudential Financial
5.100%, 09/20/2014	490	495
Prudential Holdings
8.695%, 12/18/2023 (B)	540	681
Prudential Insurance of America
8.300%, 07/01/2025 (B)	150	205
Royal Bank of Canada
2.000%, 10/01/2018	159	161
1.200%, 09/19/2017	129	129
Royal Bank of Scotland
4.650%, 06/04/2018	190	200
Royal Bank of Scotland Group
2.550%, 09/18/2015	180	184
Simon Property Group‡
5.650%, 02/01/2020	80	93
Skandinaviska Enskilda Banken
1.375%, 05/29/2018 (B)	800	794
Standard Chartered Bank
6.400%, 09/26/2017 (B)	150	170
State Street
3.700%, 11/20/2023	100	104
3.100%, 05/15/2023	36	35
SunTrust Banks
3.500%, 01/20/2017	70	74
Toronto-Dominion Bank
1.400%, 04/30/2018	77	76
Toyota Motor Credit
1.250%, 10/05/2017	374	374
UBS
5.875%, 12/20/2017	100	114
US Bancorp
2.950%, 07/15/2022	120	118
1.950%, 11/15/2018	350	352
Ventas Realty‡
3.750%, 05/01/2024	24	24
Wachovia
5.750%, 02/01/2018	320	366
WEA Finance
3.375%, 10/03/2022 (B)	79	84
Wells Fargo
5.625%, 12/11/2017	585	666
4.600%, 04/01/2021	480	534
3.450%, 02/13/2023	120	119
2.150%, 01/15/2019	54	54
1.500%, 01/16/2018	140	140
Wells Fargo Bank
6.000%, 11/15/2017	500	573

		28,696

New Covenant Funds / Annual Report / June 30, 2014	21

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Health Care — 1.6%
AbbVie
2.900%, 11/06/2022	$150	$145
1.750%, 11/06/2017	399	401
Actavis Funding SCS
3.850%, 06/15/2024 (B)	21	21
Agilent Technologies
5.000%, 07/15/2020	320	351
Amgen
3.625%, 05/22/2024	10	10
Baxter International
5.900%, 09/01/2016	300	332
Celgene
3.625%, 05/15/2024	26	26
1.900%, 08/15/2017	50	51
Express Scripts Holding
3.500%, 11/15/2016	480	510
3.500%, 06/15/2024	90	89
Gilead Sciences
2.050%, 04/01/2019	410	410
Humana
7.200%, 06/15/2018	50	59
3.150%, 12/01/2022	240	236
Medtronic
3.125%, 03/15/2022	190	192
Novartis Capital
2.400%, 09/21/2022	50	48
Perrigo
2.300%, 11/08/2018 (B)	220	220
Pfizer
3.000%, 06/15/2023	70	70
Quest Diagnostics
4.750%, 01/30/2020	40	43
Thermo Fisher Scientific
4.150%, 02/01/2024	66	69
2.400%, 02/01/2019	150	152
1.300%, 02/01/2017	44	44
UnitedHealth Group
4.700%, 02/15/2021	68	76
2.750%, 02/15/2023	17	16
1.875%, 11/15/2016	320	328
1.625%, 03/15/2019	200	197
WellPoint
3.300%, 01/15/2023	36	36
3.125%, 05/15/2022	400	399
2.300%, 07/15/2018	47	48
1.250%, 09/10/2015	50	50
Wyeth
5.450%, 04/01/2017	230	256
Zoetis
3.250%, 02/01/2023	50	50
1.875%, 02/01/2018	85	85

		5,020

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Industrials — 1.8%
3M
1.000%, 06/26/2017	$60	$60
ADT
4.125%, 06/15/2023	100	92
3.500%, 07/15/2022	30	27
American Airlines Pass-Through Trust, Ser 2011-1
5.250%, 01/31/2021	107	117
Burlington Northern and Santa Fe Railway Pass-Through Trust, Ser 2002-2
5.140%, 01/15/2021	650	707
Canal Barge
4.500%, 11/12/2034	918	1,042
Caterpillar
1.500%, 06/26/2017	46	46
Continental Airlines Pass-Through Trusts, Ser 1999-1
6.545%, 02/02/2019	33	37
Continental Airlines Pass-Through Trusts, Ser 2012-2
4.000%, 10/29/2024	51	52
CSX
3.700%, 10/30/2020	56	60
CSX Transportation
6.251%, 01/15/2023	738	867
Deere
2.600%, 06/08/2022	48	47
Delta Air Lines Pass-Through Trust, Ser 2012-1
4.750%, 05/07/2020	41	45
Eaton
2.750%, 11/02/2022	450	435
1.500%, 11/02/2017	93	93
General Electric
2.700%, 10/09/2022	42	41
0.850%, 10/09/2015	100	101
Illinois Tool Works
1.950%, 03/01/2019	19	19
Ingersoll-Rand Global Holding
2.875%, 01/15/2019	31	32
Koninklijke Philips
3.750%, 03/15/2022	80	84
Matson Navigation
5.337%, 09/04/2028	677	754
Norfolk Southern
3.850%, 01/15/2024	58	60
Penske Truck Leasing LP
4.875%, 07/11/2022 (B)	72	79
Republic Services
3.550%, 06/01/2022	40	42
Ryder System
3.500%, 06/01/2017	70	74

22	New Covenant Funds / Annual Report / June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Union Pacific
5.404%, 07/02/2025	$231	$259
United Parcel Service
2.450%, 10/01/2022	23	22
United Technologies
3.100%, 06/01/2022	42	43
Waste Management
7.375%, 03/11/2019	40	49
3.500%, 05/15/2024	130	131

		5,517

Information Technology — 0.5%
Apple
2.850%, 05/06/2021	91	92
2.400%, 05/03/2023	134	127
0.473%, 05/03/2018 (A)	79	79
Arrow Electronics
3.000%, 03/01/2018	21	22
eBay
2.600%, 07/15/2022	19	18
1.350%, 07/15/2017	44	44
EMC
2.650%, 06/01/2020	115	116
Hewlett-Packard
4.650%, 12/09/2021	46	50
3.750%, 12/01/2020	160	167
International Business Machines
1.625%, 05/15/2020	222	214
MasterCard
3.375%, 04/01/2024	190	193
Microsoft
3.625%, 12/15/2023	58	60
0.875%, 11/15/2017	15	15
Oracle
2.500%, 10/15/2022	121	116
2.375%, 01/15/2019	61	62
1.200%, 10/15/2017	190	190
Texas Instruments
1.650%, 08/03/2019	26	25
0.450%, 08/03/2015	34	34

		1,624

Materials — 0.6%
Barrick Gold
4.100%, 05/01/2023	180	179
Dow Chemical
8.850%, 09/15/2021	80	104
3.000%, 11/15/2022	71	70
Ecolab
4.350%, 12/08/2021	80	88
1.450%, 12/08/2017	56	56
1.000%, 08/09/2015	38	38

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Freeport-McMoRan Copper & Gold
3.550%, 03/01/2022	$160	$158
3.100%, 03/15/2020	50	50
2.375%, 03/15/2018	20	20
2.150%, 03/01/2017	65	66
Monsanto
3.375%, 07/15/2024	75	75
2.750%, 07/15/2021	62	62
Mosaic
4.250%, 11/15/2023	71	75
3.750%, 11/15/2021	70	73
Nucor
4.000%, 08/01/2023	27	28
Plains Exploration & Production
6.875%, 02/15/2023	10	12
6.500%, 11/15/2020	40	45
PPG Industries
7.400%, 08/15/2019	80	98
Rio Tinto Finance USA
4.125%, 05/20/2021	550	591
1.625%, 08/21/2017	33	34
Southern Copper
3.500%, 11/08/2022	130	127

		2,049

Telecommunication Services — 1.0%
AT&T
5.500%, 02/01/2018	55	62
4.450%, 05/15/2021	40	44
3.875%, 08/15/2021	70	75
1.400%, 12/01/2017	150	149
British Telecommunications
2.350%, 02/14/2019	270	272
Cisco Systems
2.900%, 03/04/2021	16	16
COX Communications
3.250%, 12/15/2022 (B)	60	59
DIRECTV Holdings
5.000%, 03/01/2021	80	89
Discovery Communications
3.300%, 05/15/2022	96	96
GTE
6.940%, 04/15/2028	120	150
Qwest
6.875%, 09/15/2033	90	91
Rogers Communications
4.100%, 10/01/2023	117	122
Thomson Reuters
1.300%, 02/23/2017	61	61
Verizon Communications
6.350%, 04/01/2019	110	130
5.150%, 09/15/2023	700	783
4.500%, 09/15/2020	95	105
4.150%, 03/15/2024	90	94

New Covenant Funds / Annual Report / June 30, 2014	23

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.650%, 09/14/2018	$250	$267
3.450%, 03/15/2021	155	160
2.500%, 09/15/2016	43	44
2.450%, 11/01/2022	130	122

		2,991

Utilities — 1.5%
AGL Capital
5.250%, 08/15/2019	100	113
3.500%, 09/15/2021	70	73
American Electric Power
1.650%, 12/15/2017	10	10
American Water Capital
3.850%, 03/01/2024	60	62
Atmos Energy
8.500%, 03/15/2019	80	102
Baltimore Gas & Electric
2.800%, 08/15/2022	38	37
Berkshire Hathaway Energy
3.750%, 11/15/2023	117	121
1.100%, 05/15/2017	120	119
CenterPoint Energy Houston Electric
2.250%, 08/01/2022	70	67
CMS Energy
8.750%, 06/15/2019	40	52
Consumers Energy
5.650%, 04/15/2020	60	70
Detroit Edison
2.650%, 06/15/2022	21	21
DTE Energy
3.850%, 12/01/2023	21	22
Duke Energy
3.550%, 09/15/2021	170	178
Duke Energy Indiana
3.750%, 07/15/2020	88	94
Duke Energy Progress
2.800%, 05/15/2022	58	58
Entergy Louisiana
6.500%, 09/01/2018	100	117
Exelon
4.900%, 06/15/2015	400	416
FirstEnergy
4.250%, 03/15/2023	290	289
2.750%, 03/15/2018	340	344
Hydro-Quebec
8.400%, 01/15/2022	80	106
Kansas City Power & Light
6.375%, 03/01/2018	64	74
Nevada Power
6.500%, 08/01/2018	92	109
New Valley Generation I
7.299%, 03/15/2019	804	925
NextEra Energy Capital Holdings
3.625%, 06/15/2023	90	91
1.339%, 09/01/2015	13	13

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Nisource Finance
3.850%, 02/15/2023	$100	$102
Pacific Gas & Electric
2.450%, 08/15/2022	26	25
Peco Energy
1.200%, 10/15/2016	50	50
PPL Capital Funding
4.200%, 06/15/2022	40	43
PSEG Power
5.125%, 04/15/2020	110	123
2.450%, 11/15/2018	44	44
Public Service of New Hampshire
3.500%, 11/01/2023	12	12
Public Service of Oklahoma
5.150%, 12/01/2019	150	169
San Diego Gas & Electric
6.000%, 06/01/2026	56	70
Sempra Energy
6.150%, 06/15/2018	120	139
Virginia Electric and Power
3.450%, 02/15/2024	32	33
Wisconsin Electric Power
1.700%, 06/15/2018	100	100
Xcel Energy
0.750%, 05/09/2016	35	35

		4,628

Total Corporate Obligations (Cost $62,292) ($ Thousands)		64,448

ASSET-BACKED SECURITIES — 7.4%

Automotive — 2.2%
A10 Term Asset Financing, Ser 2014-1, Cl A1
1.720%, 04/15/2033 (B)	250	250
Ally Auto Receivables Trust, Ser 2013-2, Cl A3
0.790%, 01/15/2018	402	403
Ally Auto Receivables Trust, Ser 2013-SN1, Cl A3
0.720%, 05/20/2016	150	150
American Credit Acceptance Receivables Trust, Ser 2014-2, Cl A
0.990%, 10/10/2017 (B)	229	229
American Credit Acceptance Receivables Trust, Ser 2013-2, Cl A
1.320%, 02/15/2017 (B)	90	90
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl A
1.640%, 11/15/2016 (B)	21	21
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl A
1.450%, 04/16/2018 (B)	106	106

24	New Covenant Funds / Annual Report / June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
American Credit Acceptance Receivables Trust, Ser 2012-2, Cl A
1.890%, 07/15/2016 (B)	$14	$14
AmeriCredit Automobile Receivables Trust, Ser 2013-1, Cl A2
0.490%, 06/08/2016	22	22
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl A2
0.740%, 11/08/2016	232	232
AmeriCredit Automobile Receivables Trust, Ser 2012-3, Cl A3
0.960%, 01/09/2017	62	63
ARI Fleet Lease Trust, Ser 2012-B, Cl A
0.452%, 01/15/2021 (A)(B)	238	238
Avis Budget Rental Car Funding AESOP, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (B)	400	405
BMW Floorplan Master Owner Trust, Ser 2012-1A, Cl A
0.552%, 09/15/2017 (A)(B)	680	682
California Republic Auto Receivables Trust, Ser 2012-1, Cl A
1.180%, 08/15/2017 (B)	37	37
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A1B
0.583%, 11/20/2015 (A)	200	200
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A2
1.040%, 11/21/2016	350	352
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A2
0.620%, 07/20/2016	104	104
Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A2
0.920%, 09/20/2016	250	251
CarFinance Capital Auto Trust, Ser 2013-2A, Cl A
1.750%, 11/15/2017 (B)	63	63
CarMax Auto Owner Trust, Ser 2013-4, Cl A4
1.280%, 05/15/2019	41	41
CarMax Auto Owner Trust, Ser 2013-4, Cl A3
0.800%, 07/16/2018	46	46
CarNow Auto Receivables Trust, Ser 2013-1A, Cl A
1.160%, 10/16/2017 (B)	63	63
CPS Auto Receivables Trust, Ser 2013-C, Cl A
1.640%, 04/16/2018 (B)	206	207
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (B)	91	90

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CPS Auto Receivables Trust, Ser 2014-B, Cl A
1.110%, 11/15/2018 (B)	$177	$177
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (B)	155	156
CPS Auto Receivables Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (B)	192	192
Exeter Automobile Receivables Trust, Ser 2014-1A, Cl A
1.290%, 05/15/2018 (B)	119	119
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl A
1.060%, 08/15/2018 (B)	95	95
Exeter Automobile Receivables Trust, Ser 2013-2A, Cl A
1.490%, 11/15/2017 (B)	128	128
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl A
1.290%, 10/16/2017 (B)	58	59
Fifth Third Auto Trust, Ser 2013-1, Cl A3
0.880%, 10/16/2017	140	141
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (B)	19	20
Flagship Credit Auto Trust, Ser 2013-1, Cl A
1.320%, 04/16/2018 (B)	131	131
Flagship Credit Auto Trust, Ser 2013-2, Cl A
1.940%, 01/15/2019 (B)	252	253
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.532%, 01/15/2018 (A)	100	100
Honda Auto Receivables Owner Trust, Ser 2013-1, Cl A2
0.350%, 06/22/2015	14	14
Honda Auto Receivables Owner Trust, Ser 2013-2, Cl A3
0.530%, 02/16/2017	164	164
Hyundai Auto Receivables Trust, Ser 2012-B, Cl A3
0.620%, 09/15/2016	60	60
Mercedes-Benz Auto Lease Trust, Ser 2013-A, Cl A2
0.490%, 06/15/2015	176	176
Nissan Auto Lease Trust, Ser 2012-B, Cl A2A
0.450%, 06/15/2015	3	3
Nissan Auto Receivables Owner Trust, Ser 2013-A, Cl A2
0.370%, 09/15/2015	8	8
SNAAC Auto Receivables Trust, Ser 2013-1A, Cl A
1.140%, 07/16/2018 (B)	38	38

New Covenant Funds / Annual Report / June 30, 2014	25

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Tidewater Auto Receivables Trust, Ser 2014-A, Cl A3
1.400%, 07/15/2018 (B)	$117	$117
Toyota Auto Receivables Owner Trust, Ser 2013-A, Cl A2
0.370%, 09/15/2015	96	96
Volkswagen Auto Lease Trust, Ser 2012-A, Cl A3
0.870%, 07/20/2015	49	49
World Omni Auto Receivables Trust, Ser 2012-B, Cl A2
0.430%, 11/16/2015	4	4
World Omni Auto Receivables Trust, Ser 2012-A, Cl A3
0.640%, 02/15/2017	69	70

		6,729

Home — 1.3%
Ameriquest Mortgage Securities, Ser 2003-9, Cl AV1
0.910%, 09/25/2033 (A)	157	151
Argent Securities, Ser 2004-W5, Cl AV2
1.190%, 04/25/2034 (A)	321	303
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/2037	259	275
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE10, Cl M1
1.125%, 12/25/2034 (A)	708	661
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-BO1, Cl M5
1.552%, 10/25/2034 (A)	290	283
Centex Home Equity, Ser 2005-C, Cl AF5
5.048%, 06/25/2035	472	476
Citifinancial Mortgage Securities, Ser 2004-1, Cl AF4
4.570%, 04/25/2034	300	312
Countrywide Asset-Backed Certificates, Ser 2005-1, Cl AF6
5.030%, 07/25/2035 (A)	157	160
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
0.292%, 07/15/2036 (A)	95	85
Lake Country Mortgage Loan Trust, Ser 2006-HE1, Cl M5
2.152%, 07/25/2034 (A)(B)	390	389
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
0.872%, 10/25/2033 (A)(B)	146	137
New Residential Advance Receivables Trust, Ser 2014-T1, Cl A1
1.274%, 03/15/2045 (B)	269	269
NovaStar Mortgage Funding Trust, Ser 2003-3, Cl A2C
1.212%, 12/25/2033 (A)	223	209

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
NovaStar Mortgage Funding Trust, Ser 2004-4, Cl M4
1.802%, 03/25/2035 (A)	$430	$422

		4,132

Other Asset-Backed Securities — 3.9%
Academic Loan Funding Trust, Ser 2013-1A, Cl A
0.952%, 12/26/2044 (A)(B)	180	180
Academic Loan Funding Trust, Ser 2012-1A, Cl A1
0.952%, 12/27/2022 (A)(B)	102	103
AXIS Equipment Finance Receivables II, Ser 2013-1A, Cl A
1.750%, 03/20/2017 (B)	115	115
Brazos Higher Education Authority, Ser 2005-2, Cl A10
0.353%, 12/26/2019 (A)	1,211	1,207
Consumers Funding, Ser 2001-1, Cl A6
5.760%, 10/20/2016	908	940
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2M
1.402%, 10/25/2047 (A)	324	284
Fortress Opportunities, Ser 2013-1A, Cl A1N
3.960%, 10/25/2033 (B)(C)	137	138
Fortress Opportunities, Ser 2013-1A, Cl AR
4.210%, 10/25/2018 (B)(C)	65	64
GMAT Trust, Ser 2013-1A, Cl A
3.967%, 11/25/2043 (B)	187	187
GMAT Trust, Ser 2014-1A, Cl A
3.721%, 02/25/2044 (B)	94	94
HLSS Servicer Advance Receivables Backed Notes, Ser 2012-T2, Cl A2
1.990%, 10/15/2045 (B)	100	101
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T7, Cl AT7
1.981%, 11/15/2046 (B)	214	214
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T4, Cl AT4
1.183%, 08/15/2044 (B)	346	346
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T2, Cl A2
1.147%, 05/16/2044 (B)	385	385
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T1, Cl A2
1.495%, 01/16/2046 (B)	135	135
HLSS Servicer Advance Receivables Trust, Ser 2014-T2, Cl AT2
2.217%, 01/15/2047 (B)	111	112
HLSS Servicer Advance Receivables Trust, Ser 2014-T1, Cl AT1
1.244%, 01/17/2045 (B)	100	100
John Deere Owner Trust, Ser 2013-A, Cl A2
0.410%, 09/15/2015	112	112

26	New Covenant Funds / Annual Report / June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Long Beach Mortgage Loan Trust, Ser 2003-4, Cl AV1
0.772%, 08/25/2033 (A)	$319	$295
Nationstar Agency Advance Funding Trust, Ser 2013-T1A, Cl AT1
0.997%, 02/15/2045 (B)	100	100
Navitas Equipment Receivables, Ser 2013-1, Cl A
1.950%, 11/15/2016 (B)	70	70
NYMT Residential, Ser 2012-RP1A
4.250%, 12/25/2017 (A)(B)(C)	150	150
SLM Student Loan Trust, Ser 2003-4, Cl B
0.881%, 06/15/2038 (A)	548	516
SLM Student Loan Trust, Ser 2004-10, Cl A5B
0.629%, 04/25/2023 (A)(B)	391	392
SLM Student Loan Trust, Ser 2013-A, Cl A1
0.752%, 08/15/2022 (A)(B)	248	248
SLM Student Loan Trust, Ser 2005-4, Cl A3
0.349%, 01/25/2027 (A)	160	158
SLM Student Loan Trust, Ser 2002-A, Cl A2
0.781%, 12/16/2030 (A)	699	687
SLM Student Loan Trust, Ser 2012-6, Cl A3
0.902%, 05/26/2026 (A)	550	560
SLM Student Loan Trust, Ser 2012-1, Cl A3
1.102%, 09/25/2028 (A)	1,500	1,544
SLM Student Loan Trust, Ser 2005-5, Cl B
0.479%, 10/25/2040 (A)	676	607
SLM Student Loan Trust, Ser 2005-7, Cl A4
0.379%, 10/25/2029 (A)	480	468
Stanwich Mortgage Loan Trust, Ser 2013-NPL2, Cl A
3.228%, 04/16/2059 (B)	202	203
Structured Asset Securities, Ser 1998-2, Cl A
0.672%, 02/25/2028 (A)	322	317
Trade Maps, Ser 2013-1A, Cl A
0.854%, 12/10/2018 (A)(B)	760	763

		11,895

Total Asset-Backed Securities (Cost $22,374) ($ Thousands)		22,756

FOREIGN BONDS — 4.3%
African Development Bank
8.800%, 09/01/2019	80	103
America Movil
3.125%, 07/16/2022	200	197
Bank Nederlandse Gemeenten
1.000%, 11/17/2014	700	702
Barclays Bank
5.125%, 01/08/2020	100	113
BBVA US Senior SAU
4.664%, 10/09/2015	200	209

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
BHP Billiton Finance USA
6.500%, 04/01/2019	$210	$253
3.250%, 11/21/2021	140	144
2.050%, 09/30/2018	49	49
BNP Paribas
2.700%, 08/20/2018	300	307
2.375%, 09/14/2017	320	328
BP Capital Markets
3.245%, 05/06/2022	140	142
2.241%, 09/26/2018	80	81
1.375%, 11/06/2017	58	58
0.700%, 11/06/2015	200	201
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	270	279
Cooperatieve Centrale Raiffeisen-Boerenleenbank
3.375%, 01/19/2017	310	328
Deutsche Telekom International Finance
5.750%, 03/23/2016	290	314
Ecopetrol
4.250%, 09/18/2018	140	150
Electricite de France
2.150%, 01/22/2019	44	44
FMS Wertmanagement AoeR
1.000%, 11/21/2017	200	199
Glencore Finance Canada
5.800%, 11/15/2016	40	44
2.700%, 10/25/2017	190	195
2.050%, 10/23/2015	180	182
HSBC Holdings
4.000%, 03/30/2022	80	85
Hutchison Whampoa International 12 II
3.250%, 11/08/2022	200	197
ING Bank
2.000%, 09/25/2015	200	203
Intesa Sanpaolo
5.017%, 06/26/2024	200	203
3.125%, 01/15/2016	400	411
Landwirtschaftliche Rentenbank
1.375%, 10/23/2019	110	107
Macquarie Bank
5.000%, 02/22/2017	280	305
2.000%, 08/15/2016	40	41
National Australia Bank
1.250%, 03/08/2018	1,150	1,139
Nippon Telegraph & Telephone
1.400%, 07/18/2017	35	35
Petrobras Global Finance BV
4.375%, 05/20/2023	36	35
Petrobras International Finance - Pifco
7.875%, 03/15/2019	80	93
5.375%, 01/27/2021	1,160	1,209
Petroleos Mexicanos
4.875%, 01/24/2022	570	617
3.500%, 01/30/2023	260	254

New Covenant Funds / Annual Report / June 30, 2014	27

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Continued)

June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Potash Corp. of Saskatchewan
4.875%, 03/30/2020	$64	$72
Santander Holdings USA
3.450%, 08/27/2018	180	191
Schlumberger Norge
4.200%, 01/15/2021	20	22
3.650%, 12/01/2023	41	42
Shell International Finance
4.375%, 03/25/2020	200	223
3.400%, 08/12/2023	70	71
1.125%, 08/21/2017	47	47
Siemens Financieringsmaatschappij
6.125%, 08/17/2026	100	124
Statoil
2.900%, 11/08/2020	15	15
2.650%, 01/15/2024	64	61
1.200%, 01/17/2018	56	56
1.150%, 05/15/2018	60	59
Talisman Energy
7.750%, 06/01/2019	70	87
Telefonica Emisiones SAU
5.877%, 07/15/2019	80	93
5.134%, 04/27/2020	80	89
Temasek Financial I
2.375%, 01/23/2023	250	239
Total Capital International
3.700%, 01/15/2024	42	44
1.550%, 06/28/2017	33	33
0.750%, 01/25/2016	11	11
UBS
0.750%, 03/24/2016	900	901
Vale Overseas
4.375%, 01/11/2022	915	940
Westpac Banking
4.200%, 02/27/2015	205	210

Total Foreign Bonds (Cost $13,058) ($ Thousands)		13,186

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
FHLMC
2.375%, 01/13/2022	1,090	1,088
1.250%, 10/02/2019	70	68
0.602%, 08/15/2039 (A)	416	419
FICO STRIPS, PO
0.400%, 05/11/2018 (D)	340	321
FNMA
2.046%, 10/09/2019 (D)	1,190	1,046
GNMA
1.650%, 02/20/2063	503	499
0.652%, 01/20/2063 (A)	479	479
0.552%, 03/20/2063 (A)	1,228	1,217
0.502%, 12/20/2062 (A)	1,413	1,398
Resolution Funding Corp. STRIPS
1.636%, 07/15/2020 (D)	970	850
1.370%, 10/15/2019 (D)	760	686

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Tennessee Valley Authority
3.875%, 02/15/2021	$790	$869
1.750%, 10/15/2018	98	99

Total U.S. Government Agency Obligations (Cost $9,173) ($ Thousands)		9,039

SOVEREIGN DEBT — 1.8%
Colombia Government International Bond
5.625%, 02/26/2044	280	314
Indonesia Government International Bond
3.750%, 04/25/2022	370	359
Mexico Government International Bond
4.000%, 10/02/2023	116	122
3.500%, 01/21/2021	773	803
Poland Government International Bond
4.000%, 01/22/2024	510	529
Province of Ontario Canada
4.400%, 04/14/2020	840	942
1.100%, 10/25/2017	500	498
0.950%, 05/26/2015	160	161
Province of Quebec Canada
2.625%, 02/13/2023	500	487
Russian Foreign Bond
7.500%, 03/31/2030	306	354
South Africa Government International Bond
5.875%, 09/16/2025	360	400
Turkey Government International Bond
7.000%, 03/11/2019	350	403
5.750%, 03/22/2024	210	229

Total Sovereign Debt (Cost $5,465) ($ Thousands)		5,601

MUNICIPAL BOND — 0.0%
Los Angeles, Department of Airports, Build America Project, RB
6.582%, 05/15/2039	25	31

Total Municipal Bond (Cost $32) ($ Thousands)		31

U.S. TREASURY OBLIGATIONS — 14.6%
U.S. Treasury Inflation-Protected Securities
2.000%, 07/15/2014	1,182	1,184
1.375%, 02/15/2044	773	850
0.500%, 04/15/2015	964	978
0.375%, 07/15/2023	1,823	1,859
U.S. Treasury Notes
4.500%, 02/15/2016	2,001	2,137
4.500%, 05/15/2017	1,000	1,105
3.625%, 02/15/2021	400	440
3.500%, 02/15/2018	150	163
3.500%, 05/15/2020	400	437

28	New Covenant Funds / Annual Report / June 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.125%, 04/30/2017	$800	$852
3.125%, 05/15/2021	500	534
2.750%, 02/15/2024	50	51
2.625%, 08/15/2020	200	208
2.625%, 11/15/2020	100	104
2.500%, 05/15/2024	20	20
2.125%, 08/31/2020	2,065	2,086
2.125%, 01/31/2021	410	412
2.000%, 04/30/2016	2,000	2,059
1.875%, 06/30/2020	3,320	3,317
1.750%, 05/31/2016	1,000	1,025
1.750%, 05/15/2023	760	720
1.625%, 03/31/2019	20	20
1.625%, 04/30/2019	30	30
1.500%, 08/31/2018	760	764
1.500%, 01/31/2019	380	380
1.500%, 02/28/2019	350	349
1.500%, 05/31/2019	60	60
1.375%, 05/31/2020	3,120	3,033
0.875%, 04/15/2017	60	60
0.750%, 03/15/2017	310	310
0.750%, 06/30/2017	1,200	1,195
0.250%, 10/31/2015	40	40
U.S. Treasury STRIPS
2.837%, 02/15/2023	550	442
2.561%, 11/15/2021 (D)	1,750	1,475
2.524%, 05/15/2023 (D)	450	358
2.491%, 05/15/2022	200	166
2.451%, 02/15/2022 (D)	2,745	2,293
2.426%, 08/15/2021 (D)	2,300	1,959
1.632%, 05/15/2021 (D)	880	757
1.626%, 05/15/2019 (D)	1,800	1,659
1.377%, 08/15/2018 (D)	600	566
1.325%, 02/15/2021 (D)	945	820
1.243%, 02/15/2020 (D)	1,601	1,439
1.169%, 05/15/2018 (D)	1,400	1,331
1.108%, 08/15/2020 (D)	801	707
1.055%, 11/15/2019 (D)	801	727
0.951%, 05/15/2020 (D)	440	392
0.942%, 08/15/2017 (D)	2,000	1,939
0.674%, 08/15/2016 (D)	1,251	1,237

Total U.S. Treasury Obligations (Cost $45,042) ($ Thousands)		45,049

REPURCHASE AGREEMENTS — 8.3%
Barclays Capital, 0.040%, dated 06/30/2014, to be repurchased on 07/01/2014, repurchase price $10,618,012 (collateralized by a U.S. Treasury Note, 1.500%, 08/31/2018, par value $10,724,000, with a total market value $10,830,360)	10,618	10,618

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)
Goldman Sachs, 0.090%, dated 06/30/2014, to be repurchased on 07/01/2014, repurchase price $15,082,038 (collateralized by a U.S. Government Obligation, 1.660%, 12/10/2018, par value $15,430,000, with a total market value $15,391,425)	$15,082	$15,082

Total Repurchase Agreements (Cost $25,700) ($ Thousands)		25,700

CASH EQUIVALENT — 2.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%†*	8,821,791	8,822

Total Cash Equivalent (Cost $8,822) ($ Thousands)		8,822

Total Investments — 106.6% (Cost $324,228) ($ Thousands)		$329,422

The open futures contracts held by the Fund at June 30, 2014 are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	43	Dec-2014	$24
90-Day Euro$	49	Dec-2015	13
90-Day Euro$	(48)	Jun-2018	(48)
U.S. 10-Year Treasury Note	(86)	Sep-2014	(18)
U.S. 2-Year Treasury Note	63	Sep-2014	(8)
U.S. 5-Year Treasury Note	(35)	Sep-2014	(26)
U.S. Long Treasury Bond	2	Sep-2014	(2)
U.S. Ultra Long Treasury Bond	8	Sep-2014	9

			$(56)

For the year ended June 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

The futures contracts are considered to have interest rate risk associated with them.

Percentages are based on a Net Assets of $309,039 ($ Thousands).

*	The rate reported is the 7-day effective yield as of June 30, 2014.

†	Investment in Affiliated Security (see Note 3).

‡	Real Estate Investment Trust

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of June 30, 2014. The date reported is the final maturity date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Securities considered illiquid. The total value of such securities as of June 30, 2014 was $596 ($ Thousands) and represented 0.19% of Net Assets.

(D)	The rate reported is the effective yield at time of purchase.

Cl — Class

CMBS — Commercial Mortgage-Backed Security

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

New Covenant Funds / Annual Report / June 30, 2014	29

SCHEDULE OF INVESTMENTS

New Covenant Income Fund (Concluded)

June 30, 2014

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only—face amount represents notional amount

LP — Limited Partnership

NCUA — National Credit Union Association

PO — Principal Only

RB — Revenue Bond

Re-Remic — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Security

TBA — To Be Announced

The following is a list of the inputs used as of June 30, 2014 in valuing the Fund’s investments and other financial instruments carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$134,790	$—	$134,790
Corporate Obligations	—	64,448	—	64,448
Asset-Backed Securities	—	22,756	—	22,756
Foreign Bonds	—	13,186	—	13,186
U.S. Government Agency
Obligations	—	9,039	—	9,039
Sovereign Debt	—	5,601	—	5,601
Municipal Bond	—	31	—	31
U.S. Treasury Obligations	—	45,049	—	45,049
Repurchase Agreements	—	25,700	—	25,700
Cash Equivalent	8,822	—	—	8,822

Total Investments in Securities	$8,822	$320,600	$—	$329,422

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$46	$—	$—	$46
Unrealized Depreciation	(102)	—	—	(102)

Total Other Financial Instruments	$(56)	$—	$—	$(56)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended June 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

30	New Covenant Funds / Annual Report / June 30, 2014

SCHEDULE OF INVESTMENTS

New Covenant Balanced Growth Fund

June 30, 2014

Description	Shares	Market Value ($ Thousands)

INVESTMENT COMPANIES — 99.2%
New Covenant Growth Fund†	4,269,074	$186,559
New Covenant Income Fund†	5,056,814	116,964

Total Investment Companies (Cost $234,407) ($ Thousands)		303,523

CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%†*	2,476,692	2,477

Total Cash Equivalent (Cost $2,477) ($ Thousands)		2,477

Total Investments — 100.0% (Cost $236,884) ($ Thousands)		$306,000

Percentages are based on a Net Assets of $305,924 ($ Thousands).

*	The rate reported is the 7-day effective yield as of June 30, 2014.

†	Investment in Affiliated Security (see Note 3).

Cl — Class

As of June 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2014	31

SCHEDULE OF INVESTMENTS

New Covenant Balanced Income Fund

June 30, 2014

Description	Shares	Market Value ($ Thousands)

INVESTMENT COMPANIES — 99.1%
New Covenant Growth Fund†	700,044	$30,592
New Covenant Income Fund†	2,347,391	54,295

Total Investment Companies (Cost $71,337) ($ Thousands)		84,887

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%†*	722,285	722

Total Cash Equivalent (Cost $722) ($ Thousands)		722

Total Investments — 100.0% (Cost $72,059) ($ Thousands)		$85,609

Percentages are based on a Net Assets of $85,622 ($ Thousands).

*	The rate reported is the 7-day effective yield as of June 30, 2014.

†	Investment in Affiliated Security (see Note 3).

Cl — Class

As of June 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Note to Financial Statements.

The accompanying notes are an integral part of the financial statements.

32	New Covenant Funds / Annual Report / June 30, 2014

Statements of Assets and Liabilities ($ Thousands)

June 30, 2014

	Growth Fund		Income Fund	Balanced Growth Fund		Balanced Income Fund
ASSETS:
Investments, at value†	$419,739		$294,900	$—		$—
Repurchase Agreements, at value††	—		25,700	—		—
Affiliated investments, at value†††	4,580		8,822	306,000		85,609
Cash	—		1,083	—		—
Cash pledged as collateral for futures contracts	—		146	—		—
Receivable for investment securities sold	4,447		9,825	—		—
Dividends and interest receivable	470		1,463	154		72
Foreign tax reclaim receivable	65		—	—		—
Receivable for fund shares sold	25		1	10		2
Receivable for variation margin	—		6	—		—
Prepaid expenses	18		13	13		4
Total Assets	429,344		341,959	306,177		85,687
LIABILITIES:
Payable for investment securities purchased	3,941		32,179	—		—
Investment advisory fees payable	188		89	—		—
Administration fees payable	69		50	37		14
Payable for fund shares redeemed	50		31	121		24
Social witness and licensing fees payable	50		37	—		—
Shareholder servicing fees payable	34		25	—		—
Trustees’ fees payable	17		12	12		3
Payable to custodian	10		—	—		—
Chief compliance officer fees payable	1		1	1		—
Income distribution payable	—		363	—		—
Payable for variation margin	—		7	—		—
Accrued expense payable	132		126	82		24
Total Liabilities	4,492		32,920	253		65
Net Assets	$424,852		$309,039	$305,924		$85,622
† Cost of investments	$341,886		$289,706	$—		$—
†† Cost of repurchase agreements	—		25,700	—		—
††† Cost of affiliated investments	4,580		8,822	236,884		72,059
NET ASSETS:
Paid-in capital — (unlimited authorization — par value $0.001)	$306,829		$360,991	$242,130		$72,256
Undistributed (distributions in excess of) net investment income	87		(1)	9		6
Accumulated net realized gain (loss) on investments, affiliated investments, capital gain distributions received from affiliated investments, written and purchased options, futures contracts and foreign currency transactions	40,083		(57,089)	(5,331)		(190)
Net unrealized appreciation on investments and affiliated investments	77,853		5,194	69,116		13,550
Net unrealized depreciation on futures contracts	—		(56)	—		—
Net Assets	$424,852		$309,039	$305,924		$85,622
Net Asset Value, Offering and Redemption Price Per Share	$43.70		$23.13	$101.92		$21.55
	($424,851,761/ 9,721,457 shares	)	($309,039,016/ 13,362,076 shares )	($305,923,818/ 3,001,630 shares	)	($85,621,637/ 3,972,523 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2014	33

Statements of Operations ($ Thousands)

For the year ended June 30, 2014

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend Income	$6,581	$—	$—	$—
Dividend Income from Affiliated Registered Investment Company	1	1	4,703	1,379
Interest Income	1	6,916	—	—
Less: Foreign Taxes Withheld	(276)	—	—	—
	6,307	6,917	4,703	1,379
Expenses:
Investment Advisory Fees	2,483	1,264	—	—
Administration Fees	801	602	581	168
Social Witness and Licensing Fees	600	452	—	—
Shareholder Servicing Fees	400	301	—	—
Trustee Fees	6	4	4	1
Chief Compliance Officer Fees	2	2	2	1
Transfer Agent Fees	122	92	89	26
Professional Fees	39	29	28	8
Printing Fees	36	27	26	7
Registration Fees	35	27	24	7
Custodian Fees	27	13	13	3
Other Expenses	51	129	3	—
Total Expenses	4,602	2,942	770	221
Less:
Waiver of Investment Advisory Fees	(509)	(529)	—	—
Waiver of Administration Fees	—	—	(360)	(54)
Net Expenses	4,093	2,413	410	167
Net Investment Income	2,214	4,504	4,293	1,212
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	57,263	831	—	—
Affiliated Investments	—	—	3,892	(249)
Capital Gain Distributions Received from Affiliated Investments	—	—	8,811	1,493
Written and Purchased Options	—	36	—	—
Futures Contracts	892	479	—	—
Foreign Currency Transactions	(46)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	25,642	4,420	—	—
Affiliated Investments	—	—	24,111	5,497
Futures Contracts	22	(374)	—	—
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	9	—	—	—
Net Increase in Net Assets Resulting from Operations	$85,996	$9,896	$41,107	$7,953

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

34	New Covenant Funds / Annual Report / June 30, 2014

Statements of Changes in Net Assets ($ Thousands)

For the years ended June 30,

	Growth Fund			Income Fund
	2014	2013		2014	2013
Operations:
Net Investment Income	$2,214	$3,491		$4,504	$3,847
Net Realized Gain from Investments, Affiliated Investments, Written and Purchased Options and Futures Contracts	58,155	80,404	(2)	1,346	3,849	(2)
Net Realized Loss on Foreign Currency Transactions	(46)	(4)		—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Written and Purchased Options and Futures Contracts	25,664	(4,865)		4,046	(8,264)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	9	(19)		—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	85,996	79,007		9,896	(568)
Dividends and Distributions From:
Net Investment Income	(2,370)	(5,361)		(5,087)	(5,268)
Net Realized Gains	(20,063)	—		—	—
Total Dividends and Distributions	(22,433)	(5,361)		(5,087)	(5,268)
Capital Share Transactions:
Proceeds from Shares Issued	23,694	19,080		43,941	37,011
Reinvestment of Dividends & Distributions	19,433	709		558	649
Cost of Shares Redeemed	(50,971)	(376,613	)(1)	(31,938)	(115,025	)(1)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(7,844)	(356,824)		12,561	(77,365)
Net Increase (Decrease) in Net Assets	55,719	(283,178)		17,370	(83,201)
Net Assets:
Beginning of Year	369,133	652,311		291,669	374,870
End of Year	$424,852	$369,133		$309,039	$291,669
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year End	$87	$209		$(1)	$217
Share Transactions:
Shares Issued	576	551		1,928	1,585
Shares Issued in Lieu of Dividends and Distributions	488	21		24	28
Shares Redeemed	(1,246)	(10,906)		(1,397)	(4,906)
Increase (Decrease) in Net Assets Derived from Share Transactions	(182)	(10,334)		555	(3,293)

(1)	Includes redemptions as a result of an in-kind transfer of securities (see Note 8).
(2)	Includes realized gains from an in-kind transfer of securities (see Note 8).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2014	35

Statements of Changes in Net Assets ($ Thousands)

For the years ended June 30,

	Balanced Growth Fund		Balanced Income Fund
	2014	2013	2014	2013
Operations:
Net Investment Income	$4,293	$3,321	$1,212	$1,067
Net Realized Gain (Loss) from Affiliated Investments	3,892	10,708	(249)	3,357
Capital Gain Distributions received from Affiliated Investments	8,811	—	1,493	—
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	24,111	10,872	5,497	(142)
Net Increase in Net Assets Resulting from Operations	41,107	24,901	7,953	4,282
Dividends and Distributions From:
Net Investment Income	(4,300)	(3,744)	(1,208)	(1,330)
Net Realized Gains	—	—	(338)	—
Total Dividends and Distributions	(4,300)	(3,744)	(1,546)	(1,330)
Capital Share Transactions:
Proceeds from Shares Issued	21,832	13,766	9,924	4,966
Reinvestment of Dividends & Distributions	2,820	2,954	944	832
Cost of Shares Redeemed	(27,053)	(24,858)	(13,471)	(12,534)
Decrease in Net Assets Derived from Capital Share Transactions	(2,401)	(8,138)	(2,603)	(6,736)
Net Increase (Decrease) in Net Assets	34,406	13,019	3,804	(3,784)
Net Assets:
Beginning of Year	271,518	258,499	81,818	85,602
End of Year	$305,924	$271,518	$85,622	$81,818
Undistributed Net Investment Income Included in Net Assets at Year End	$9	$16	$6	$2
Share Transactions:
Shares Issued	226	157	474	251
Shares Issued in Lieu of Dividends and Distributions	29	34	45	42
Shares Redeemed	(280)	(283)	(646)	(639)
Decrease in Net Assets Derived from Share Transactions	(25)	(92)	(127)	(346)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

36	New Covenant Funds / Annual Report / June 30, 2014

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Growth Fund
	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Year	$37.28	$32.23	$32.53		$25.11	$22.68
INVESTMENT ACTIVITIES:
Net investment income	0.23 (1)	0.28 (1)	0.31	(1)	0.24	0.21
Net realized and unrealized gains (losses) on securities and foreign currency transactions	8.55 (1)	5.20 (1)	(0.38	)(1)	7.41	2.43
Total from investment activities	8.78	5.48	(0.07)		7.65	2.64
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.43)	(0.23)		(0.23)	(0.18)
Net realized gains	(2.12)	—	—		—	—
Tax return of capital	—	—	—		—	(0.03)
Total dividends and distributions	(2.36)	(0.43)	(0.23)		(0.23)	(0.21)
Net Asset Value, End of Year	$43.70	$37.28	$32.23		$32.53	$25.11
Total Return†	24.18%	17.11%	(0.15)%		30.54%	11.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$424,852	$369,133	$652,311		$721,633	$624,923
Ratio of net expenses to average net assets	1.02%	0.99%	0.97%		1.08%	1.19%
Ratio of expenses to average net assets, excluding waivers	1.15%	1.15%	1.03%		1.12%	1.29%
Ratio of net investment income to average net assets	0.55%	0.81%	1.01%		0.78%	0.68%
Portfolio turnover rate	86%	47%	83%		44%	81%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
Amounts	designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2014	37

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Income Fund
	2014	2013		2012	2011	2010
Net Asset Value, Beginning of Year	$22.77	$23.28		$22.85	$22.57	$20.93
INVESTMENT ACTIVITIES:
Net investment income	0.34 (1)	0.29	(1)	0.60 (1)	0.62	0.81
Net realized and unrealized gains (losses) on securities	0.41 (1)	(0.41	)(1)	0.62 (1)	0.27	1.62
Total from investment activities	0.75	(0.12)		1.22	0.89	2.43
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.39)		(0.79)	(0.61)	(0.79)
Total dividends and distributions	(0.39)	(0.39)		(0.79)	(0.61)	(0.79)
Net Asset Value, End of Year	$23.13	$22.77		$23.28	$22.85	$22.57
Total Return†	3.31%	(0.55)%		5.45%	4.00%	11.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$309,039	$291,669		$374,870	$455,136	$401,736
Ratio of net expenses to average net assets	0.80%	0.77%		0.75%	0.83%	0.87%
Ratio of expenses to average net assets, excluding waivers	0.98%	0.95%		0.81%	0.89%	1.03%
Ratio of net investment income to average net assets	1.50%	1.23%		2.60%	2.76%	3.68%
Portfolio turnover rate	168%	295%		95%	38%	76%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

38	New Covenant Funds / Annual Report / June 30, 2014

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Balanced Growth Fund
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$89.69	$82.87	$82.33	$69.47	$63.31
INVESTMENT ACTIVITIES:
Net investment income	1.43 (1)	1.08 (1)	1.25 (1)	0.99	1.11
Net realized and unrealized gains on securities	12.23 (1)	6.96 (1)	0.41 (1)	12.86	6.16
Total from investment activities	13.66	8.04	1.66	13.85	7.27
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(1.43)	(1.22)	(1.12)	(0.99)	(1.06)
Net realized gains	—	—	—	—	—
Tax return of capital	—	—	—	— (2)	(0.05)
Total dividends and distributions	(1.43)	(1.22)	(1.12)	(0.99)	(1.11)
Net Asset Value, End of Year	$101.92	$89.69	$82.87	$82.33	$69.47
Total Return†	15.30%	9.77%	2.07%	19.99%	11.43%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$305,924	$271,518	$258,499	$271,314	$237,504
Ratio of net expenses to average net assets*	0.14%	0.14%	0.14%	0.18%	0.23%
Ratio of expenses to average net assets, excluding waivers*	0.27%	0.27%	0.17%	0.26%	0.40%
Ratio of net investment income to average net assets	1.48%	1.24%	1.55%	1.25%	1.56%
Portfolio turnover rate	6%	7%	9%	8%	7%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
*	The expense ratios do not include expenses of the underlying affiliated investment companies.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Less than $0.005.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2014	39

Financial Highlights

For the years ended June 30,

For a share outstanding throughout the year

	Balanced Income Fund
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$19.95	$19.25	$18.97	$17.06	$15.66
INVESTMENT ACTIVITIES:
Net investment income	0.30 (1)	0.26 (1)	0.41 (1)	0.31	0.38
Net realized and unrealized gains on securities	1.68 (1)	0.76 (1)	0.22 (1)	1.91	1.39
Total from investment activities	1.98	1.02	0.63	2.22	1.77
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.32)	(0.35)	(0.31)	(0.36)
Net realized gains	(0.08)	—	—	—	—
Tax return of capital	—	—	—	— (2)	(0.01)
Total dividends and distributions	(0.38)	(0.32)	(0.35)	(0.31)	(0.37)
Net Asset Value, End of Year	$21.55	$19.95	$19.25	$18.97	$17.06
Total Return†	10.01%	5.34%	3.42%	13.07%	11.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($ Thousands)	$85,622	$81,818	$85,602	$92,131	$85,037
Ratio of net expenses to average net assets*	0.20%	0.20%	0.18%	0.22%	0.24%
Ratio of expenses to average net assets, excluding waivers*	0.26%	0.27%	0.20%	0.30%	0.40%
Ratio of net investment income to average net assets	1.44%	1.30%	2.18%	1.65%	2.17%
Portfolio turnover rate	9%	7%	9%	8%	7%

†	Returns shown do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
*	The expense ratios do not include expenses of the underlying affiliated investment companies.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Less than $0.005.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	New Covenant Funds / Annual Report / June 30, 2014

Notes to Financial Statements

June 30, 2014

1. ORGANIZATION

New Covenant Funds (the ‘‘Trust’’), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (‘‘Growth Fund’’), New Covenant Income Fund (‘‘Income Fund’’), New Covenant Balanced Growth Fund (‘‘Balanced Growth Fund’’), and New Covenant Balanced Income Fund (‘‘Balanced Income Fund’’), (individually, a ‘‘Fund,’’ and collectively, the ‘‘Funds’’). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (the ‘‘Adviser’’). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (‘‘U.S. GAAP’’), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not ‘‘readily available’’ are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through a fair value committee (the ‘‘Committee’’) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Fair Value Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a

New Covenant Funds / Annual Report / June 30, 2014	41

Notes to Financial Statements (Continued)

June 30, 2014

Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The Growth Fund holds international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by this Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a ‘‘confidence interval’’ which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities that exceed the applicable ‘‘confidence interval’’ based upon the adjusted prices provided by the fair valuation vendor.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

The assets of the Balanced Growth Fund and the Balanced Income Fund (the ‘‘Balanced Funds’’) consist primarily of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended June 30, 2014, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification reference the Schedule of Investments.

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

42	New Covenant Funds / Annual Report / June 30, 2014

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may enter into repurchase agreements which are secured by obligations of the U.S. government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2014, if applicable.

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Funds may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

New Covenant Funds / Annual Report / June 30, 2014	43

Notes to Financial Statements (Continued)

June 30, 2014

Master Limited Partnerships — To the extent consistent with its investment objective and strategies, a Fund may invest in entities commonly referred to as ‘‘MLPs’’ are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the ‘‘Code’’), and whose interests or ‘‘units’’ are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — The Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the ‘‘Administrator’’). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. Under the terms of the Administration Agreement, the Administrator is entitled to a fee of 0.20% of each Fund’s average daily net assets. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, the voluntary expense limitations are 0.14% and 0.20% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated at any time.

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (‘‘Agreement’’) with U.S. Bancorp Fund Services, LLC (‘‘USBFS’’), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

Investment Advisory Agreement — The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (‘‘Agreement’’) with SEI Investments Management Corporation (the ‘‘Adviser’’). Under the Agreement, the Adviser is responsible for the investment management of the

44	New Covenant Funds / Annual Report / June 30, 2014

Funds and receives an annual advisory fee of 0.62% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Effective October 1, 2012 the voluntary expense limitations are 1.02% and 0.80% for the Growth Fund and Income Fund, respectively. Prior to October 1, 2012 the voluntary expense limitations were 0.92% and 0.70% for the Growth Fund and Income Fund, respectively. These voluntary waivers may be terminated by the Adviser at any time.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub-adviser is responsible for making investment decisions.

The following are the sub-advisers for the Growth Fund: Brandywine Global Investment Management, LLC, Parametric Portfolio Associates, Sustainable Growth Advisers, LP, and Waddell & Reed Investment Management Company. Tocqueville Asset Management, LP, WestEnd Advisors, LLC and Baillie Gifford Overseas Limited were terminated from the Fund during the period.

The following are the sub-advisers for the Income Fund: J.P. Morgan Investment Management Inc., Western Asset Management Company and Western Asset Management Company Limited.

Shareholder Service Plan and Agreement — The Trust entered into a Shareholder Service Plan and Agreement (the ‘‘Agreement’’) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (‘‘Authorized Service Providers’’) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Funds are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Distribution Agreement — The Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the ‘‘Distributor’’), a wholly owned subsidiary of SEI Investments Company (‘‘SEI’’). The Funds do not compensate the Distributor in its capacity as principal distributor.

Social Witness Services and License Agreement — The Trust retained New Covenant Trust Company (‘‘NCTC’’) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor and review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/or service mark rights to the name ‘‘New Covenant Funds’’ and the phrase ‘‘Funds with a Mission’’, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or interested trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

A portion of the services provided by the Chief Compliance Officer (‘‘CCO’’) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

New Covenant Funds / Annual Report / June 30, 2014	45

Notes to Financial Statements (Continued)

June 30, 2014

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the ‘‘Program’’) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the ‘‘SEI Funds’’). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (‘‘Repo Rate’’), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (‘‘Bank Loan Rate’’). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. During the year ended June 30, 2014, the Trust did not participate in interfund lending.

4. DERIVATIVE TRANSACTIONS

The International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (‘‘ISDA Master Agreements’’) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following is a summary of the variation margin of exchange-traded financial derivative instruments of the Funds as of June 30, 2014 ($ Thousands):

	Financial Derivative Asset	Finanical Derivative Liability
	Variation Margin Asset	Variation Margin Liability
Fund	Futures	Futures
Income Fund	$6	$7
Total Exchange-Traded	$6	$7

Cash with a total market value of $146 ($ Thousands) has been pledged as collateral for exchange-traded derivative instruments as of June 30, 2014.

Written options transactions entered into during the year ended June 30, 2014 are summarized as follows:

	Income Fund
	Number of Contracts	Premiums ($ Thousands)
Balance at beginning of year	(16)	$(5)
Written	(351)	(78)
Expired	145	27
Closing buys	222	56
Balance at end of year	—	$—

46	New Covenant Funds / Annual Report / June 30, 2014

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2014, were as follows:

Fund	Purchases (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Sales (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Purchases of U.S. Government Securities ($ Thousands)	Sales of U.S. Government Securities ($ Thousands)
Growth Fund	$337,031	$362,676	$—	$—
Income Fund	36,075	35,041	431,645	436,595
Balanced Growth Fund	23,597	18,317	—	—
Balanced Income Fund	7,276	8,873	—	—

The following is a summary of the transactions with affiliates for the year ended June 30, 2014:

	Value 6/30/2013 ($ Thousands)	Purchases at Cost ($ Thousands)	Proceeds from Sales ($ Thousands)	Realized Gain (Loss) ($ Thousands)	Unrealized Gain (Loss) ($ Thousands)	Value 6/30/2014 ($ Thousands)
Balanced Growth Fund
New Covenant Growth Fund	$160,975	$10,889	$(13,231)	$5,743	$22,183	$186,559
New Covenant Income Fund	107,504	12,707	(5,086)	(89)	1,928	116,964
Balanced Income Fund
New Covenant Growth Fund	28,210	1,751	(4,074)	498	4,207	30,592
New Covenant Income Fund	52,728	5,525	(4,799)	(449)	1,290	54,295

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, basis adjustments for investments in partnerships, gains and losses on passive foreign investment companies and certain foreign currency related transactions, reclassification of distributions and basis adjustments on grantor trust shares sold have been reclassified to/ (from) the following accounts as of June 30, 2014:

	Accumulated Net Realized Gain (Loss) ($ Thousands)	Undistributed Net Investment Income (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)
Growth Fund	$(39)	$34	$5
Income Fund	(365)	365	—

These reclassifications have no impact on net assets or net asset value per share.

New Covenant Funds / Annual Report / June 30, 2014	47

Notes to Financial Statements (Continued)

June 30, 2014

The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gains ($ Thousands)	Total Taxable Deductions ($ Thousands)	Total Distributions Paid ($ Thousands)
Growth Fund	2014	$6,381	$16,052	$22,433	$22,433
	2013	5,361	—	5,361	5,361
Income Fund	2014	5,087	—	5,087	5,087
	2013	5,268	—	5,268	5,268
Balanced Growth Fund	2014	4,300	—	4,300	4,300
	2013	3,744	—	3,744	3,744
Balanced Income Fund	2014	1,208	338	1,546	1,546
	2013	1,330	—	1,330	1,330

As of June 30, 2014, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gains ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Unrealized Appreciation Depreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Growth Fund	$7,314	$33,947	$—	$76,762	$—	$118,023
Income Fund	421	—	(56,723)	5,035	(685)	(51,952)
Balanced Growth Fund	8	4,482	—	59,304	—	63,794
Balanced Income Fund	164	1,208	—	11,994	—	13,366

For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be carried forwards for a maximum period of eight years and applied against future net realized gains. At June 30, 2014 the breakdown of capital loss carryforwards was as follow:

	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2019 ($ Thousands)	Total Capital Loss Carryforwards ($Thousands) June 30, 2014
Income Fund	$(52)	$(56,671)	$—	$(56,723)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the fiscal year ended June 30, 2014, the following Funds utilized capital loss carryforwards to offset capital gains:

Amount Utilized ($ Thousands)
Income Fund	$239
Balanced Growth Fund	8,223

For Federal income tax purposes, the cost of securities owned at June 30, 2014, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales, MLP basis adjustments, basis adjustments from investments in registered investment companies and adjustments in treasury inflation protected securities which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at June 30, 2014 was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Growth Fund	$347,557	$80,118	$(3,356)	$76,762
Income Fund	324,332	6,569	(1,478)	5,091
Balanced Growth Fund	246,696	72,588	(13,284)	59,304
Balanced Income Fund	73,615	15,513	(3,519)	11,994

48	New Covenant Funds / Annual Report / June 30, 2014

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The Growth Fund concentrates its investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit. The Funds may purchase securities which are not registered under the Securities Act of 1933 (the ‘‘Securities Act’’) but which can be sold to ‘‘qualified institutional buyers’’ in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as ‘‘illiquid securities;’’ however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as ‘‘lower-rated securities’’) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

The Balanced Growth Fund and Balanced Income Fund invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to-reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

8. IN-KIND TRANSFER OF SECURITIES

During the year ended June 30, 2013, the Growth Fund redeemed shares of beneficial interest in the form of securities and cash totaling $326,398 ($ Thousands). These securities were transferred at their current value on the date of such transactions.

Date of Transfer	Shares Redeemed (Thousands)	Value of Investment Securities ($ Thousands)	Gains ($ Thousands)	Cash ($ Thousands)
09/25/12	9,472	$309,299	$57,120	$17,099

New Covenant Funds / Annual Report / June 30, 2014	49

Notes to Financial Statements (Concluded)

June 30, 2014

During the year ended June 30, 2013, the Income Fund redeemed shares of beneficial interest in the form of securities and cash totaling $78,475 ($ Thousands). These securities were transferred at their current value on the date of such transactions.

Date of Transfer	Shares Redeemed (Thousands)	Value of Investment Securities ($ Thousands)	Gains ($ Thousands)	Cash ($ Thousands)
09/25/12	3,342	$69,860	$2,278	$8,615

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2014.

50	New Covenant Funds / Annual Report / June 30, 2014

Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS

NEW COVENANT FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the New Covenant Funds, comprised of the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund and New Covenant Balanced Income Fund (collectively, the ‘‘Funds’’) as of and for the year ended June 30, 2014, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended June 30, 2011, were audited by other auditors. Those auditors expressed an unqualified opinion on the financial highlights in their report dated August 29, 2011.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian, transfer agent of the underlying funds and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the New Covenant Funds as of June 30, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 28, 2014

New Covenant Funds / Annual Report / June 30, 2014	51

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2014

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (‘‘SAI’’) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name Address, and Age	Position (s) Held with Trusts	Term of Office And Length of Time Served1	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Chairman of the Board of Trustees and President*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), and SEI Global Nominee Ltd., Limited.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

52	New Covenant Funds / Annual Report / June 30, 2014

The following chart lists Trustees and Officers as of June 30, 2014.

Name Address, and Age	Position (s) Held with Trusts	Term of Office And Length of Time Served1	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Directorships Held by Trustee
TRUSTEES (Continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	96	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	96	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	Since 2007	Private Investor since 1994.	96	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	96	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006).	N/A	N/A

[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

New Covenant Funds / Annual Report / June 30, 2014	53

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2014.

Name Address, and Age	Position (s) Held with Trusts	Term of Office And Length of Time Served1	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Directorships Held by Trustee
OFFICERS (Continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust since 2013.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Edward McCusker One Freedom Valley Drive Oaks, PA 19456 30 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2013	Compliance Officer of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010-May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust, September 2008-September 2010.	N/A	N/A

[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

54	New Covenant Funds / Annual Report / June 30, 2014

Disclosure of Fund Expenses

June 30, 2014 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The ‘‘Expenses Paid During Period’’ column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the ‘‘Ending Account Value’’ number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under ‘‘Expenses Paid During Period.’’

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the ‘‘Expenses Paid During Period’’ column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$1,000.00	$1,055.60	1.02%	$5.19
Hypothetical 5% Return	$1,000.00	$1,019.74	1.02%	$5.10
Income Fund
Actual Fund Return	$1,000.00	$1,028.30	0.80%	$4.01
Hypothetical 5% Return	$1,000.00	$1,020.84	0.80%	$3.99
Balanced Growth Fund†
Actual Fund Return	$1,000.00	$1,044.00	0.14%	$0.71
Hypothetical 5% Return	$1,000.00	$1,024.10	0.14%	$0.70
Balanced Income Fund†
Actual Fund Return	$1,000.00	$1,036.20	0.20%	$1.01
Hypothetical 5% Return	$1,000.00	$1,023.85	0.20%	$1.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
†	Excludes expenses of the underlying affiliated investment companies.

New Covenant Funds / Annual Report / June 30, 2014	55

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

New Covenant Funds (the ‘‘Trust’’) and SEI Investments Management Corporation (‘‘SIMC’’) have entered into an investment advisory agreement (the ‘‘Advisory Agreement’’). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the ‘‘Funds’’) and may manage the cash portion of the Funds’ assets. With the exception of any Fund for which SIMC directly manages the Fund’s assets, pursuant to separate sub-advisory agreements (the ‘‘Sub-Advisory Agreements’’ and, together with the Advisory Agreement, the ‘‘Investment Advisory Agreements’’) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the ‘‘Board’’), the sub-advisers (each, a ‘‘Sub-Adviser’’ and collectively, the ‘‘Sub-Advisers’’) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or ‘‘interested persons’’ of any party (the ‘‘Independent Trustees’’), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year that are dedicated to considering whether to approve new and terminate or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds generally as classified by Lipper (unless otherwise adjusted), an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) the Adviser’s and Sub-Advisers’ potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance compared with peer groups of mutual funds as classified by Lipper (unless otherwise adjusted) (although for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party) and the Funds’ benchmark indices.

56	New Covenant Funds / Annual Report / June 30, 2014

At the September 10-11, 2013, December 10-11, 2013, March 25-26, 2014 and June 24-25, 2014 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement and approved the selection of SIMC and certain Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including but not necessarily limited to:

•	the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers dedicated to the Funds;

•

the Funds’ investment performance and how it compared to that of other comparable mutual funds (although for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party) and the applicable benchmarks;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the profitability of SIMC and, in most cases, the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements.

Fund Performance. The Board considered Fund performance in determining whether to approve new and terminate or renew existing Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria including the fact that for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied that appropriate steps were being taken, but agreed that they would continue to closely monitor the Fund performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. The

New Covenant Funds / Annual Report / June 30, 2014	57

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

Trustees found that profitability was reasonable. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, different factors may have been given varied weight by different Trustees, and the Trustees did not identify any particular information that was all-important or controlling.

58	New Covenant Funds / Annual Report / June 30, 2014

Notice to Shareholders (Unaudited)

For shareholders who do not have a June 30, 2014 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2014 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2014, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
New Covenant Growth Fund	71.55%	28.45%	100.00%	42.63%	31.49%	0.00%	0.03%	100.00%
New Covenant Income Fund	0.00%	100.00%	100.00%	0.00%	0.00%	8.47%	91.62%	0.00%
New Covenant Balanced Growth Fund	0.00%	100.00%	100.00%	87.51%	19.43%	0.00%	0.00%	0.00%
New Covenant Balanced Income Fund	21.84%	78.16%	100.00%	53.11%	10.28%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of ‘‘Qualifying Dividend Income’’ and is reflected as a percentage of ‘‘Ordinary Income Distributions.’’ It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

(3)	‘‘U.S. Government Interest’’ represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of ‘‘Interest Related Dividends’’ and is reflected as a percentage of ordinary income distributions for calendar year ended 2013 that are exempt from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through ‘‘Interest Related Dividends’’ expired after December 31, 2013.

(5)	The percentage in this column represents the amount of ‘‘Short-Term Capital Gain Dividends’’ and is reflected as a percentage of short- term capital gain distributions for the calendar year ended 2013 that are exempt from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through ‘‘Short Term Capital Gain Dividends’’ expired after December 31, 2013.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund. Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

New Covenant Funds / Annual Report / June 30, 2014	59

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2014

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

NCF-F-001

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2014 and 2013 as follows:

		Fiscal 2014			Fiscal 2013
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,500	N/A	$0	$60,500	N/A	$0
(b)	Audit-Related Fees (3)	$0	$0	$0	$0	$20,000	$0
(c)	Tax Fees (Tax return review services)(4)	$0	$23,000	$0	$0	$8,000	$0
(d)	All Other Fees(2)	$0	$237,000	$0	$0	$237,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.
(4)	Tax fees include amounts related to tax compliance and consulting services

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $50,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2014	Fiscal 2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2014 and 2013 were $237,000 and $237,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax compliance and consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

(a) The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 08, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 08, 2014

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: September 08, 2014